UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                                         Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                                         Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:    June 30

Date of reporting period:    December 31, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2018
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meridianfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.meridianfund.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-446-6662 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets endured significant volatility in the second half of 2018. September ended with record highs, but October brought a major U.S. stock market slide and accelerated losses in a broad and sharp sell-off in December. Fueling the volatility were heightened concerns about slowing global economic growth and weaker corporate earnings, falling oil prices, trade tensions, a less accommodative U.S. monetary policy, and a partial U.S. government shutdown. Against this backdrop and during the six-month period, large-cap equities outpaced mid- and small-cap equities. Small- and mid-cap growth stocks performed similarly to value while large-cap value stocks notably outperformed their growth peers, as measured by the Russell family of indices.

Fund Performance
The Meridian Growth Fund (the “Fund”) returned -13.96% for the six months ended December 31, 2018, outperforming its benchmark, the Russell 2500 Growth Index (“the Index”), which returned -14.35%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation. Given that our risk-first approach is particularly effective during heightened volatility, wide and frequent market swings during the period gave us ample opportunity to execute on our downside protection goal and to achieve our upside participation goal through buying opportunities. During the six months ended December 31, there were nine days in which the Russell 2500 Growth Index declined more than 2%. The Fund outperformed the Index on eight of these days, demonstrating the effectiveness of our risk-first approach.
Helping to drive the Fund’s outperformance was positive stock selection among energy stocks and a relatively smaller stake than the benchmark in this sector, which was pressured by a decline in crude oil prices. Also contributing to relative results was positive stock selection in the consumer discretionary sector, where a surge in consumer spending lifted stocks. Conversely, results were pressured by negative stock selection in the healthcare sector and an underweight position in the information technology sector.
The three largest contributors to the Fund’s performance during the period were Monro, Inc. (MNRO), Euronet Worldwide, Inc. (EEFT), and CyberArk Software Ltd. (CYBR).
•	Monro, Inc. (MNRO) specializes in automotive repair and tire services. Although Monro is categorized within the consumer discretionary sector, we have long believed the non-discretionary nature of its car and tire services results in characteristics more reflective of a consumer staples company. We were also attracted to Monro’s long-term success consolidating its market, which has created significant earnings growth as the company leverages its purchasing power to improve margins at acquired businesses. During the period, Monro’s stock advanced on signs that initiatives put in place by the company’s new management team are resulting in improved store performance. Specifically, same-store sales rose 3.2% during the most recently reported quarter, while earnings per share grew 25%. Favorable weather and an aging car fleet were both tailwinds to store level performance. We are pleased to have participated in this stock’s strong run but liquidated our position when it reached our price target.

•	Euronet Worldwide, Inc. (EEFT) is a global electronic payments service provider comprised of three primary business segments: electronic financial transactions (EFT) processing, prepaid mobile (epay), and money transfer. Among the many things we like about this company are its strong global presence, dominant position as a low-cost provider, and attractive business model. Euronet has more than 40,000 ATMs across Western, Central and Eastern Europe and continues to build out its money transfer business, which is taking market share from competitors such as Western Union and MoneyGram. Continued execution of its business plan enabled the company to deliver strong financial results during the period, particularly in its EFT and money transfer businesses. In addition, the company maintains a strong balance sheet. We reduced our exposure but maintain a position in the stock.

•	CyberArk Software Ltd. (CYBR) is a provider of information technology security solutions that protect organizations from cyberattacks. Its core privileged access security products prevent hackers from accessing a company’s critical enterprise assets, acting as a last line of defense after a company’s systems have been

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
penetrated. CyberArk’s software was designed to integrate with a multitude of mission critical systems, creating a barrier to entry for any competitors. Enhancements to the company’s sales strategy made in late 2017 resulted in accelerating growth through 2018, culminating in a 29% increase in third-quarter license revenue. As the stock appreciated, we felt its risk-reward profile was less favorable and pared back our position.
The three largest detractors from the Fund’s performance during the period were Hanesbrands, Inc. (HBI), Multi-Color Corp. (LABL),and Polaris Industries, Inc. (PII).
•	Hanesbrand, Inc. (HBI) designs, makes, and sells basic and intimate apparel and activewear under brand names such as Hanes, Champion, Bali and Playtex. Among the many things we like about this company are its low-cost global supply chain, which allows it to generate healthy margins and returns, and a unique business model that enables it to produce more than 90% of its goods through its own manufacturing facilities. During the period, the stock was pressured by news of Sears’ bankruptcy and continued anxiety over Target’s announcement in August that it is phasing out its C9 by Champion line of activewear. We held a steady position in this stock, as we believe the continued global strength of Champion activewear will enable the company to make up for the loss of revenue.
•	Multi-Color Corp. (LABL) produces printed labels for product manufacturers in markets such as home and personal care, wine and spirits, food and beverage, and specialty consumer goods. Our initial investment in the company was inspired by its key position in a fragmented market and the opportunity to gain market share at attractive margins and returns. The stock traded lower during the period after management reduced guidance for organic revenue growth from 5% to 3%. Expectations are that volume and pricing declines will continue to pressure near-term growth as the company works through some larger contract negotiations. However, we are confident that Multi-Color will work through these issues and that the business will stabilize and improve. As such, we held our position size steady.
•	Polaris Industries, Inc. (PII) designs, engineers, and manufactures power sports vehicles, including off-road, all-terrain, and side-by-side vehicles. Polaris has an attractive business model characterized by an asset-light manufacturing footprint and limited working capital dynamics. Although the company delivered strong financial results for the year, its near-term financial outlook is being constrained by higher tariffs and raw materials. We remain impressed with the company’s ability to generate strong free cash flow, launch new products, and gain market share and maintained our position in the stock.

Outlook
Looking ahead, we continue to see healthy economic trends highlighted by strong employment, gains in hourly employee earnings, and healthy business investment, which should lead to a favorable environment for corporate profit growth. Despite the healthy economic and profit outlook, there are several issues that could potentially pressure overall growth. We will continue to monitor trade negotiations, tariff impacts, and monetary policy for any signs of economic weakness that could jeopardize corporate profit expansion. We are now entering the 10th year of economic growth and market gains and believe our risk-first approach will help insulate us from additional market volatility, if it does materialize. With the most recent market pullback, stock valuations have declined towards historical averages which has created more buying opportunities. Many of our existing holdings and potential new investment ideas now have more attractive risk-reward profiles, giving us more confidence that long-term returns can be attractive from these levels.
Thank you for your continued investment.
Brian Schaub & Chad Meade
Co-Portfolio Managers

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.18
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	(13.96)%	(6.91)%	7.09%	13.90%	12.08%
Institutional Class (MRRGX)	12/24/14	(13.96)%	(6.88)%	—	—	6.44%
Class A (MRAGX) w/o sales charge	11/15/13	(14.10)%	(7.18)%	6.61%	—	7.33%
Class A (MRAGX) with sales charge[1]	11/15/13	(19.04)%	(12.52)%	5.35%	—	6.09%
Class C (MRCGX)	7/1/15	(14.39)%	(7.85)%	—	—	5.21%
Investor Class (MRIGX)	11/15/13	(13.98)%	(6.96)%	6.94%	—	7.66%
Russell 2500® Growth Index	8/1/84 [2]	(14.35)%	(7.47)%	6.19%	14.76%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
12.31.18
LogMeIn, Inc.	2.78%
Sensata Technologies Holding Plc	2.58%
Grand Canyon Education, Inc.	2.31%
Skechers U.S.A., Inc. Class A	2.24%
Sally Beauty Holdings, Inc.	2.20%
Trimble, Inc.	2.14%
Kirby Corp.	2.12%
Carter's, Inc.	2.01%
MSC Industrial Direct Co., Inc. Class A	2.01%
Hanesbrands, Inc.	1.98%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.18
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets endured significant volatility in the second half of 2018. September ended with record highs, but October brought a major U.S. stock market slide and accelerated losses in a broad and sharp sell-off in December. Fueling the volatility were heightened concerns about slowing global economic growth and weaker corporate earnings, falling oil prices, trade tensions, a less accommodative U.S. monetary policy, and a partial U.S. government shutdown. Against this backdrop and during the six-month period, large-cap equities outpaced mid- and small-cap equities. Small- and mid- cap growth stocks performed similarly to value while large-cap value stocks notably outperformed their growth peers, as measured by the Russell family of indices.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) returned -13.99% for the six months ended December 31, 2018, outperforming its benchmark, the Russell 2500 Index, which returned -14.66%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. We employ a fundamental research-driven process that includes screening for companies that report at least three consecutive quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-65 of our best ideas.
The Fund’s outperformance during the period was driven primarily by positive stock selection in information technology as well as an overweight position in this sector. Strong stock selection in the industrials sector also made a positive contribution to results. Conversely, performance was hindered by negative stock selection in the health care and real estate sectors.
The three largest contributors to the Fund’s performance during the period were LiveRamp Holdings, Inc. (RAMP), Advanced Micro Devices, Inc. (AMD), and Iridium Communications, Inc. (IRDM).
•	LiveRamp Holdings, Inc. (RAMP) formerly known as Acxiom, operates a data onboarding platform that allows marketers to use their customer database in their choice of online advertising platforms. Shares outperformed during the period due to the sale of the company’s legacy Acxiom Marketing Solutions business to worldwide advertising agency Interpublic Group of Companies (IPG). At $2.3 billion, the deal generated a much higher price than expected – nearly equal to the company’s entire market cap at the time of the announcement. The sale is part of the company’s longer-term strategy to transition from a traditional marketing services company to a digital data model and is what prompted us to invest in 2016. We trimmed our position as the stock approached our target price but are optimistic that the company’s digital business will continue to grow.

•	Advanced Micro Devices, Inc. (AMD) is a global semiconductor company that manufactures central processing units (CPUs) for desktop computers and servers and graphics processing unit chips (GPUs) for video games. We saw an opportunity to invest in AMD earlier this year when investor concerns over declining demand for GPUs used for mining cryptocurrencies resulted in a 30% decline in the company’s share price. At the time, we had developed a viewpoint that AMD’s next-generation CPU would gain significant market share against Intel in the data center server market, providing a tailwind to outsized earnings growth. During the period, evidence that data center customers have begun to embrace AMD’s newest chip supported stock gains. Although we reduced our position in the stock substantially as a means of managing portfolio risk, we believe the company will continue to innovate with smaller and faster microprocessors.
•	Iridium Communications, Inc. (IRDM) operates a global satellite communications network capable of reaching some of the most remote areas of the world. When we first purchased shares of Iridium in 2014, the stock was pressured by concerns of high capital expenditures (and the required debt) related to the upgrade of the company’s aging satellite fleet. Despite these concerns, we were impressed with the company’s stable cash flow and the slow, but steady, growth of the business. In anticipation of greater satellite coverage and broadband capabilities, a larger market opportunity, and a massive decline in capital spending upon completion of Iridium’s

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
fleet upgrade (January 2019), the stock rallied. Stronger-than-expected financial results and an increase in network subscribers also supported stock gains during the period. We are pleased to see our thesis is playing out and slightly reduced our position in Iridium as the stock neared our target price.
The three largest detractors from the Fund’s performance during the period were Graphic Packaging Holding Co. (GPK), Umpqua Holdings Corp. (UMPQ), and Agios Pharmaceuticals, Inc. (AGIO).
•	Graphic Packaging Holding Co. (GPK) is a leading supplier of folded cartons and paper cups in the U.S. and Europe. The company is vertically integrated in that it manufactures its products from its own paperboard mills. When we first invested in Graphic Packaging in 3Q17 margins were pressured by several developments, including planned facility outages to allow for plant upgrades designed to increase capacity and reduce costs and atypical input costs. At the time, we were confident facility upgrades would result in substantial cost benefits and that higher input costs would normalize. We also were impressed with the company’s capital allocation into its share buyback program. Our thesis largely played out and GPK grew earnings in 2018. However, this improvement was not reflected in stock performance as rising inflation created headwinds for companies with exposure to commodities in 2018. During the quarter, GPK consequently reduced full-year 2018 guidance and experienced a sharp correction in its stock price. We used the downturn as an opportunity to increase our position, as we believe the stock’s low valuation indicates the market under-appreciates the business’s cash-flow generation potential. We also believe the company’s efforts to offset inflation will pay off, enabling it to continue growing earnings.
•	Umpqua Holdings Corp. (UMPQ) is a commercial and retail bank operating in two segments: Community Banking and Home Lending. Its primary markets are California, Nevada, Idaho, Oregon, and Washington. We saw an attractive buying opportunity after earnings were pressured due to an acquisition that proved to take much longer to integrate than originally forecast. We liked a change in management and the new team’s plan to generate stronger earnings growth by rationalizing overlapping branches and pursuing technology investments to better integrate the two banks and modernize the company’s operating footprint. Although Umpqua exceeded third-quarter earnings estimates, its stock declined in tandem with other regional banks during the period due to concerns that lower long-term interest rates would cause net interest margins to compress and that slower economic growth would hurt loan growth and credit quality. Umpqua has internal controls in place that we believe will continue to support the solid performance of the business. We consequently used the downturn in the stock price to marginally increase our position.

•	Agios Pharmaceuticals, Inc. (AGIO) is a clinical-stage biopharmaceutical company focusing on treatments for cancer and rare genetic metabolic disorders. Our original investment in Agios was motivated by our optimism for its developmental therapy to treat acute myeloid leukemia (AML) in patients with specific genetic mutation. We believed the drug represented more than a $500 million revenue opportunity for Agios. In July, the U.S. Food & Drug Administration (FDA) approved the drug, branded as TIBSOVO, which has proven very successful in treating this rare form of cancer. Despite these positive developments, Agios was unable to sidestep a selloff in the broader biotechnology industry during the fourth quarter. Further pressuring the stock were investor concerns that recent FDA approvals for competing AML drugs would diminish the market opportunity for TIBSOVO. We believe Agios is well-positioned to meet our original sales forecast as a combination therapy with other AML drugs and, therefore, do not see any significant competitive threat. We took advantage of the recent weakness in the stock price and added to our position.

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
Although recent market corrections reflect worries that a recession may be on the horizon, our conversations with the companies we invest in indicate that, while they expect to see a slowdown in growth, they remain confident in the stability of their businesses. Given that company-level inputs of this nature play a much greater role in our investment decisions than macroeconomic predictions, we are cautiously optimistic about the year ahead. In fact, fourth quarter market selloffs have provided us with opportunities to purchase shares of companies we believe have been mispriced due to an internal issue or setback that we feel can be resolved and allowed us to modestly reposition the portfolio for enhanced performance. Notably, a number of these new purchases were healthcare names, resulting in a higher weighting in this sector at year-end.
Thank you for your continued investment.
James England and Larry Cordisco
Co-Portfolio Managers

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.18
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	(13.99)%	(7.31)%	6.70%	11.86%	12.26%
Class A (MFCAX) w/o sales charge	11/15/13	(14.13)%	(7.65)%	6.22%	—	6.77%
Class A (MFCAX) with sales charge[1]	11/15/13	(19.07)%	(12.95)%	4.97%	—	5.55%
Class C (MFCCX)	7/1/15	(14.42)%	(8.23)%	—	—	5.42%
Investor Class (MFCIX)	11/15/13	(14.02)%	(7.44)%	6.49%	—	7.04%
Russell 2500® Index	2/10/94 [2]	(14.66)%	(10.00)%	5.15%	13.15%	9.57%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.18
Graphic Packaging Holding Co.	3.24%
CVS Health Corp.	3.16%
Nomad Foods Ltd. (United Kingdom)	2.62%
Verint Systems, Inc.	2.61%
Brinker International, Inc.	2.46%
FireEye, Inc.	2.39%
Umpqua Holdings Corp.	2.37%
Kohl's Corp.	2.36%
Nutrien Ltd. (Canada)	2.33%
Iridium Communications, Inc.	2.30%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.18
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets endured significant volatility in the second half of 2018. September ended with record highs, but October brought a major U.S. stock market slide and accelerated losses in a broad and sharp sell-off in December. Fueling the volatility were heightened concerns about slowing global economic growth and weaker corporate earnings, falling oil prices, trade tensions, a less accommodative U.S. monetary policy, and a partial U.S. government shutdown. Against this backdrop and during the six-month period, large-cap equities outpaced mid- and small-cap equities, as measured by the Standard & Poor’s and Russell family of indices. Small- and mid- cap growth stocks performed similarly to value while large-cap value stocks notably outperformed their growth peers.

Fund Performance
The Meridian Enhanced Equity Fund (the “Fund”) returned -14.88% for the six months ended December 31, 2018, underperforming its benchmark, the S&P 500 Index, which returned -6.85%. For the full calendar year ended December 31, 2018, the Fund returned -0.65%, outperforming its benchmark, which returned -4.38%.
Our investment objective seeks long-term growth of capital. We engage in fundamental research and active portfolio construction to identify and invest in a combination of long and short stock positions, as well as options. When the S&P 500 reached its all-time high on September 20, 2018, the Fund’s benchmark had returned +11.16% since December 31, 2017. The Fund returned +19.41% during this same period. This outperformance was driven by gains in long common stock positions and profits from the Fund’s short put positions, which were bullish, and profitable, bets on certain individual stocks.
In early October, the markets began to experience volatility as investors worried that the Federal Reserve would raise interest rates and tighten monetary policy too quickly. We sensed this fear, and on October 8 and November 11, we purchased put options on the benchmark SPDR S&P 500 Trust (SPY) to layer crash protection into the portfolio, and to allow us to maintain long-term positions in the Fund, instead of selling them and generating capital gains.
The SPY puts greatly helped mitigate losses, particularly in December, when market volatility was highest. In the final week of the year, we harvested the substantial hedging profits from the SPY puts, and we also closed our short positions.
We strive to strategically position the portfolio for outperformance in both up and down markets. Entering 2019, we will continue to hold our investments in what we believe are game changing companies seeking long term capital appreciation. The Fund will continue to opportunistically use equity options whilst implementing a more conservative structure to reduce portfolio volatility.
The three largest contributors to the Fund’s performance during the period included our put options in the SPDR S&P 500 ETF Trust (SPY)12/31/18 P280, our call options for Apple, Inc. (AAPL) US 01/17/20 C200, and our short position in Netflix (NFLX).
•	SPDR S&P 500 ETF Trust (SPY) 12/31/18 P280 are put options on an exchange-traded fund (ETF) that tracks the S&P 500 Index. The ETF consists of a portfolio representing all 500 stocks in the S&P 500 Index. Purchase of the put options in the fourth quarter was part of our strategy to hedge downside risk in extreme market volatility. This investment delivered substantial gains when the market sold off sharply in December. We have since closed out the position.

•	Apple, Inc. (AAPL) designs, manufactures and markets the most advanced and elegant personal computing devices in the world. In each of the past three fiscal years, AAPL has sold an average of 215 million iPhones per year, while the average selling price has climbed from $645, to $652 to most recently $766 with the iPhone X product cycle. On September 22, 2017, we bought out–of–the–money call options on AAPL to express our bullish view on the stock. We chose options to express this bullishness given the low valuation of the stock. In 2018, Warren Buffett revealed that he was a supporter of AAPL as an undervalued consumer products company and that Berkshire Hathaway was one of the largest holders of the stock. AAPL shares appreciated from $150s to over $200, and we sold our position for a significant profit.

•	Netflix (NFLX) is one of the world’s leading entertainment companies with 139 million subscribers worldwide for its subscription video on demand service. In recent years, NFLX market capitalization has increased substantially, but the company has relied on debt capital to fund its strategy of attracting and maintaining large subscriber

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Portfolio Performance and Composition (Unaudited) (continued)
bases by continuously investing in original content. Despite NFLX’s attractiveness for its rapidly growing consumer subscription business, we shorted this stock believing that its high valuation and high growth expectations would provide a logical short to pair against a long holding, such as Roku, Inc (ROKU). We closed the short position in NFLX, and wish the company well.
The three largest detractors from Fund performance were our long stock positions in California Resources Corp. (CRC), Nvidia (NVDA) and Roku, Inc. (ROKU).
•	California Resources Corp. (CRC) operates exclusively in the state of California, which is a structurally attractive energy market. California is the 7th largest economy in the world, and the state has an energy deficit. Refiners import half of the state’s oil through barge and rail transportation, which can add as much as $10 per barrel in costs, creating a price umbrella for local producers. CRC was spun out of Occidental Petroleum on October 2016, only weeks before the Organization of the Petroleum Exporting Countries (OPEC) price war. Under the steadfast leadership of the management team, CRC successfully navigated tight liquidity conditions and even paid down debt during this challenging period of low oil prices. To shepherd capital, the company catalogued its project portfolio, prioritizing high return on investment opportunities with a focus on lowering operating costs. Longer term, the world-class resource base offers optionality for a higher price environment.
Oil prices retreated in Q4 2018 due to rising global oil inventories. At OPEC's 174th meeting in June 2018, the cartel increased production, noting a stronger oil market, and in anticipation of a potential shortages resulting from the upcoming Iranian oil sanctions. In November 2018, the Trump administration granted significantly more waivers than anticipated, resulting in a retreat of oil prices.
•	Nvidia (NVDA) designs and develops the most advanced graphics processors (GPUs) in the world. NVDA invented the graphics processor in 1999 which offered a substantial boost to computer graphics rendering capability for avid gamers. NVDA’s famed GeForce product family is built on a parallel processing architecture which is vastly more powerful for mathematical calculations versus general purpose central processing units (CPUs). In 2007, NVDA released CUDA, which is a programming language and interface designed to allow programmers to harness the mathematical computation capability of NVDA’s most powerful GPUs in applications outside of gaming. Today, the gaming market continues to grow with demographics and advances in photorealistic environments. Meanwhile, market demand for GPUs is increasingly driven by users demanding the number crunching capability of GPUs to power advanced computation in emerging applications including machine learning, artificial intelligence and autonomous driving. In late 2018, the shares sold off sharply when the company lowered its earnings outlook due to near-term headwinds. For the year, NVDA increased revenues by 20% but in Q4, the company reported a double-digit revenue decline due to excess channel inventory and a slower than expected launch of its data center GPUs. NVDA has been a long term holding in the Fund for its growth prospects and we maintained a position in the stock.

•	Roku, Inc. (ROKU) pioneered streaming television in 2008 with the launch of its first-generation Roku Player. The U.S. television (TV) advertising market generates $75 billion annually. The rapid adoption of TV streaming has disrupted the traditional linear TV distribution model, and an estimated $75 billion in advertising. As television viewing is increasingly streamed, television advertising will be increasingly streamed, and ROKU has developed a sophisticated over-the-top (OTT) advertising platform that enables advertisers to serve targeted, relevant ads to ROKU’s growing user base. ROKU acquires active accounts in two ways. ROKU acquires accounts directly through the sales of the Roku Player, an affordable hardware device which plugs into the display. Increasingly, Roku is acquiring users through licensed sources, including the Roku TV licensing program with TV manufacturers. We remain positive about the long-term prospects for Roku as it continues to increase market share.

Meridian Funds	14	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
We believe our greatest strength is analyzing companies. In the year ahead, we will focus our investments in companies with unique business models, innovative products and services, strong competitive advantages, and steady growth. We expect to allocate a smaller portion of assets to investments intended to provide ballast to Fund performance in periods of market volatility. We are confident our approach will continue to support our investors’ objectives.
Thank you for your continued investment.
Minyoung Sohn
Portfolio Manager

Total Return Based on a $10,000 investment for the Period Ended December 31, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.18
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	(14.88)%	(0.65)%	8.05%	12.18%	7.63%
Class A (MRAEX) w/o sales charge	11/15/13	(15.05)%	(1.01)%	7.69%	—	7.94%
Class A (MRAEX) with sales charge[1]	11/15/13	(19.94)%	(6.72)%	6.42%	—	6.69%
Class C (MRCEX)	7/1/15	(15.25)%	(1.46)%	—	—	7.91%
Investor Class (MRIEX)	11/15/13	(14.91)%	(0.96)%	7.91%	—	8.16%
S&P 500® Index	1/31/05 [2]	(6.85)%	(4.38)%	8.49%	13.11%	7.78%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal

Meridian Funds	15	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)
securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	16	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.18
Roku, Inc.	4.61%
Microsoft Corp.	4.13%
Royal Gold, Inc.	4.13%
Amazon.com, Inc.	4.06%
Exact Sciences Corp.	3.52%
Vertex Pharmaceuticals, Inc.	3.52%
Alphabet, Inc. Class A	3.36%
Cheniere Energy, Inc.	3.24%
Best Buy Co., Inc.	3.23%
California Resources Corp.	3.10%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.18
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets endured significant volatility in the second half of 2018. September ended with record highs, but October brought a major U.S. stock market slide and accelerated losses in a broad and sharp sell-off in December. Fueling the volatility were heightened concerns about slowing global economic growth and weaker corporate earnings, falling oil prices, trade tensions, a less accommodative U.S. monetary policy, and a partial U.S. government shutdown. Against this backdrop and during the six-month period, large-cap equities outpaced mid- and small-cap equities. Small- and mid-cap growth stocks performed similarly to value while large cap value stocks notably outperformed their growth peers, as measured by the Russell family of indices.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) returned -10.69% for the six months ended December 31, 2018, outperforming its benchmark, the Russell 2000 Growth Index (the “Index”), which returned -17.33%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation. Given that our risk-first approach is particularly effective during heightened volatility, wide and frequent market swings during the period gave us ample opportunity to execute on our downside protection goal and to achieve our upside participation goal through buying opportunities. During the six months ended December 31, there were 11 days in which the Russell 2000 Growth Index declined more than 2%. The Fund outperformed the Index on ten of these days, demonstrating the effectiveness of our risk-first approach.
The Fund’s outperformance during the period was driven primarily by positive stock selection in the consumer discretionary and information technology sectors. Conversely, negative stock selection in the financials sectors hindered performance. An underweight position in the utilities sector also detracted from relative results.
The three largest contributors to the Fund’s performance during the period were CareDx, Inc. (CDNA), Pacific Biosciences of California, Inc. (PACB), and ConvergeOne Holdings, Inc. (CVON).
•	CareDx, Inc. (CDNA) is a molecular diagnostics company focused on the development of diagnostic surveillance solutions for organ transplant patients. Our investment in CareDx was motivated by our conviction in its kidney transplant rejection test AlloSure, which, since launching in October of 2017, has enjoyed rapid adoption. We believe AlloSure will follow the same successful path as AlloMap, a heart transplant rejection test brought to market by CareDx in 2005 that is now routinely used by heart transplant centers across the U.S. The kidney transplant market represents a multi-billion-dollar opportunity and AlloSure currently has low single-digit penetration which creates a long runway for growth. During the period, CareDx reported financial results that exceeded analysts’ expectations and raised forward-looking guidance.

•	Pacific Biosciences of California, Inc. (PACB) is a leader in the field of next-generation gene sequencing technology. Our initial investment in this company was motivated by our enthusiasm for the company’s long-read gene sequencing instruments, which utilize proprietary technology to deliver higher throughput at a lower price. In November, news that competitor Illumina would acquire PACB at approximately a 77% premium triggered a rally in PACB stock. The transaction is expected to close in mid-2019, therefore we maintained our position.
•	ConvergeOne Holdings, Inc. (CVON) is an information technology service provider specializing in collaboration, enterprise networking, data center, cloud, and security solutions. We purchased shares of ConvergeOne in a private stock offering during the first quarter of 2018. At the time, we believed the company could accelerate organic revenue growth, continue to source acquisitions at very attractive prices, and increase the percentage of revenues from recurring services and subscriptions. We were able to acquire the position at a significant discount to our estimate of fair value. In November, ConvergeOne announced it had entered into an agreement to be acquired by private equity firm CVC Advisors in an all-cash transaction representing a 33% premium to the company’s stock price on the day of the announcement and a 56% premium to our original purchase price.

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
The three largest detractors from the Fund’s performance during the period were InnerWorkings, Inc. (INWK), Multi-Color Corp. (LABL), and TriNet Group, Inc. (TNET).
•	InnerWorkings, Inc. (INWK) provides print procurement solutions to corporate clients. The company’s proprietary software tracks the production capabilities and real-time pricing of its supplier network which allows its clients to realize material savings. Our initial investment was motivated by their unique offering and low market penetration among Fortune 500 companies which should position it for significant growth. Management had also shifted its focus to organic growth with a newfound focus on improving return on invested capital. During the period, the company reported a decline in third-quarter sales to smaller transactional clients and lowered revenue guidance for the year, resulting in a significant decline in its share price. Despite this setback, we continue to like the business and believe that recently implemented cost-cutting will lead to improved financial performance in the near term. We also are encouraged by healthy levels of new sales to larger clients which should result in faster growth in 2019 and improved visibility.
•	Multi-Color Corp. (LABL) produces printed labels for product manufacturers in markets such as home and personal care, wine and spirits, food and beverage, and specialty consumer goods. Our initial investment in the company was inspired by its key position in a fragmented market and the opportunity to gain market share at attractive margins and returns. The stock traded lower during the period after management reduced guidance for organic revenue growth from 5% to 3%. Expectations are that volume and pricing declines will continue to pressure near-term growth as the company works through some larger contract negotiations. However, we are confident that Multi-Color will work through these issues and that the business will stabilize and improve. As such, we held our position size steady.
•	TriNet Group, Inc. (TNET) is a cloud-based professional employer organization (PEO) providing human resources services to small- and medium-sized businesses. We believe the company’s significant investment in technology and new products over the past year will allow it to continue to differentiate itself within the marketplace and increase market share. TriNet has continued to exceed quarterly expectations driven by better than expected performance in its insurance segment. We reduced our position in the third quarter when a better-than-expected earnings report sent the shares to all-time highs making the risk-reward profile less favorable. The stock declined through the fourth quarter on concerns that margins in its insurance businesses had peaked, potentially creating a headwind for 2019 earnings growth. Continued declines in TriNet clients’ worksite employees added to investor concerns. As a result, it was one of our largest detractors during the six-month period.

Outlook
Looking ahead, we continue to see healthy economic trends highlighted by strong employment, gains in hourly employee earnings, and healthy business investment, which should lead to a favorable environment for corporate profit growth. Despite the healthy economic and profit outlook, there are several issues that could potentially pressure overall growth. We will continue to monitor trade negotiations, tariff impacts, and monetary policy for any signs of economic weakness that could jeopardize corporate profit expansion. We are now entering the 10th year of economic growth and market gains and believe our risk-first approach will help insulate us from additional market volatility, if it does materialize. With the most recent market pullback, stock valuations have declined towards historical averages which has created more buying opportunities. Many of our existing holdings and potential new investment ideas now have more attractive risk-reward profiles, giving us more confidence that long-term returns can be attractive from these levels.
Thank you for your continued investment.
Brian Schaub & Chad Meade
Co-Portfolio Managers

Meridian Funds	19	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.18
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	(10.69)%	0.71%	10.84%	—	11.72%
Institutional Class (MSGRX)	12/24/14	(10.66)%	0.70%	—	—	8.70%
Class A (MSGAX) w/o sales charge	12/16/13	(10.80)%	0.40%	10.48%	—	11.36%
Class A (MSGAX) with sales charge[1]	12/16/13	(15.92)%	(5.37)%	9.17%	—	10.06%
Class C (MSGCX)	7/1/15	(11.16)%	(0.37)%	—	—	7.01%
Investor Class (MISGX)	12/16/13	(10.66)%	0.71%	10.80%	—	11.68%
Russell 2000® Growth Index	12/16/13 [2]	(17.33)%	(9.31)%	5.13%	13.52%	5.98%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	20	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.18
LogMeIn, Inc.	2.70%
Grand Canyon Education, Inc.	2.31%
ConvergeOne Holdings, Inc.	2.25%
Skechers U.S.A., Inc. Class A	2.20%
Heritage-Crystal Clean, Inc.	2.18%
Sally Beauty Holdings, Inc.	2.10%
Carter's, Inc.	1.89%
Clean Harbors, Inc.	1.73%
Kirby Corp.	1.64%
Carbonite, Inc.	1.56%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.18
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of long-term investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	21	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
December 31, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$860.40	$3.99
Institutional Class (MRRGX)	0.83%	$1,000.00	$860.40	$3.89
Class A (MRAGX)	1.17%	$1,000.00	$859.00	$5.48
Class C (MRCGX)	1.87%	$1,000.00	$856.10	$8.75
Investor Class (MRIGX)	0.88%	$1,000.00	$860.20	$4.13

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,020.92	$4.33
Institutional Class (MRRGX)	0.83%	$1,000.00	$1,021.02	$4.23
Class A (MRAGX)	1.17%	$1,000.00	$1,019.31	$5.96
Class C (MRCGX)	1.87%	$1,000.00	$1,015.78	$9.50
Investor Class (MRIGX)	0.88%	$1,000.00	$1,020.77	$4.48
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
December 31, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$860.10	$ 5.25
Class A (MFCAX)	1.44%	$1,000.00	$858.70	$ 6.75
Class C (MFCCX)	2.14%	$1,000.00	$855.80	$10.01
Investor Class (MFCIX)	1.19%	$1,000.00	$859.80	$ 5.58

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,019.56	$ 5.70
Class A (MFCAX)	1.44%	$1,000.00	$1,017.95	$ 7.32
Class C (MFCCX)	2.14%	$1,000.00	$1,014.42	$10.87
Investor Class (MFCIX)	1.19%	$1,000.00	$1,019.21	$ 6.06
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Enhanced Equity Fund
Fund Expenses
December 31, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.44%	$1,000.00	$851.20	$ 6.72
Class A (MRAEX)	1.82%	$1,000.00	$849.50	$ 8.48
Class C (MRCEX)	2.30%	$1,000.00	$847.50	$10.71
Investor Class (MRIEX)	1.48%	$1,000.00	$850.90	$ 6.90

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.44%	$1,000.00	$1,017.95	$ 7.32
Class A (MRAEX)	1.82%	$1,000.00	$1,016.03	$ 9.25
Class C (MRCEX)	2.30%	$1,000.00	$1,013.61	$11.67
Investor Class (MRIEX)	1.48%	$1,000.00	$1,017.74	$ 7.53
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.13%	$1,000.00	$893.10	$ 5.39
Institutional Class (MSGRX)	1.10%	$1,000.00	$893.40	$ 5.25
Class A (MSGAX)	1.43%	$1,000.00	$892.00	$ 6.82
Class C (MSGCX)	2.18%	$1,000.00	$888.40	$10.38
Investor Class (MISGX)	1.14%	$1,000.00	$893.40	$ 5.44

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.13%	$1,000.00	$1,019.51	$ 5.75
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.66	$ 5.60
Class A (MSGAX)	1.43%	$1,000.00	$1,018.00	$ 7.27
Class C (MSGCX)	2.18%	$1,000.00	$1,014.22	$11.07
Investor Class (MISGX)	1.14%	$1,000.00	$1,019.46	$ 5.80
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	25	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
December 31, 2018

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, shareholder servicing fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the imposition of a 2% redemption fee on shares held 60 days or less. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2018 (Unaudited)
	Shares	Value
Common Stocks - 98.5%
Communication Services - 2.0%
Entertainment - 1.3%
Cinemark Holdings, Inc. [1]	598,231	$ 21,416,670
Media - 0.7%
National CineMedia, Inc.	1,836,706	11,901,855
Total Communication Services		33,318,525
Consumer Discretionary - 18.5%
Diversified Consumer Services - 4.8%
Frontdoor, Inc. [2]	758,365	20,180,093
Grand Canyon Education, Inc. [2]	398,274	38,290,062
ServiceMaster Global Holdings, Inc. [2]	572,637	21,038,683
		79,508,838
Hotels, Restaurants & Leisure - 0.5%
Dunkin' Brands Group, Inc. [1]	133,027	8,529,691
Internet & Direct Marketing Retail - 1.3%
Shutterstock, Inc. [1]	600,420	21,621,124
Leisure Products - 1.2%
Polaris Industries, Inc. [1]	260,869	20,003,435
Specialty Retail - 2.7%
Dick's Sporting Goods, Inc. [1]	270,158	8,428,930
Sally Beauty Holdings, Inc. [1,2]	2,140,960	36,503,368
		44,932,298
Textiles, Apparel & Luxury Goods - 8.0%
Carter's, Inc. [1]	409,799	33,447,794
Hanesbrands, Inc. [1]	2,617,782	32,800,809
Skechers U.S.A., Inc. Class A [1,2]	1,622,653	37,142,527
Under Armour, Inc. Class C [1,2]	738,985	11,949,388
Wolverine World Wide, Inc.	520,687	16,604,708
		131,945,226
Total Consumer Discretionary		306,540,612
Consumer Staples - 0.6%
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc. [1]	75,962	9,733,771
Total Consumer Staples		9,733,771
Energy - 0.5%
Energy Equipment & Services - 0.5%
RigNet, Inc. [2]	635,695	8,035,185
Total Energy		8,035,185
Financials - 4.1%
Banks - 0.3%
Bank OZK [1]	230,616	5,264,963
Capital Markets - 3.8%
Legacy Acquisition Corp. [2]	1,708,725	17,394,820
LPL Financial Holdings, Inc.	509,998	31,150,678
	Shares	Value
WisdomTree Investments, Inc. [1]	2,039,584	$ 13,563,234
		62,108,732
Total Financials		67,373,695
Health Care - 18.8%
Biotechnology - 4.8%
Agios Pharmaceuticals, Inc. [1,2]	166,207	7,663,805
Atara Biotherapeutics, Inc. [2]	260,889	9,063,284
DBV Technologies SA ADR (France) [1,2]	667,742	4,286,904
Exact Sciences Corp. [1,2]	144,189	9,098,326
Forte Biosciences, Inc. Acquisition Date: 12/31/18, Cost $4,000,000 [2,3,4]	5,571,807	4,000,000
Heron Therapeutics, Inc. [1,2]	407,529	10,571,302
Immunomedics, Inc. [1,2]	613,110	8,749,080
Moderna, Inc. [1,2]	56,294	859,609
Moderna, Inc. Acquisition Date: 8/8/16-1/26/18, Cost $7,760,248 [2,3,4]	392,174	5,090,226
Neurocrine Biosciences, Inc. [1,2]	89,415	6,385,125
Precision BioSciences, Inc. Acquisition Date: 5/25/18, Cost $3,130,043 [2,3,4]	624,759	3,130,043
Spectrum Pharmaceuticals, Inc. [1,2]	814,150	7,123,812
Viking Therapeutics, Inc. [1,2]	557,981	4,268,555
		80,290,071
Health Care Equipment & Supplies - 6.9%
AxoGen, Inc. [1,2]	594,363	12,142,836
Cooper Cos., Inc. (The)	55,990	14,249,455
DexCom, Inc. [2]	69,596	8,337,601
Endologix, Inc. [2]	1,697,775	1,215,607
Insulet Corp. [1,2]	104,449	8,284,895
Integra LifeSciences Holdings Corp. [2]	187,690	8,464,819
Masimo Corp. [2]	84,739	9,098,426
Nevro Corp. [2]	347,345	13,508,247
Quidel Corp. [2]	259,457	12,666,691
STERIS Plc	254,897	27,235,744
		115,204,321
Health Care Providers & Services - 1.5%
HealthEquity, Inc. [1,2]	110,419	6,586,493
MEDNAX, Inc. [2]	584,412	19,285,596
		25,872,089
Health Care Technology - 1.9%
athenahealth, Inc. [2]	119,792	15,804,159
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares	Value
Medidata Solutions, Inc. [1,2]	226,874	$ 15,295,845
		31,100,004
Life Sciences Tools & Services - 1.2%
Syneos Health, Inc. [1,2]	495,626	19,502,883
Pharmaceuticals - 2.5%
Catalent Inc. [2]	273,179	8,517,721
Kiniksa Pharmaceuticals Ltd. Acquisition Date: 2/9/18, Cost $3,515,579 [2,3,4]	224,727	6,312,568
Prestige Consumer Healthcare, Inc. [1,2]	520,480	16,072,422
Revance Therapeutics, Inc. [2]	494,153	9,947,300
		40,850,011
Total Health Care		312,819,379
Industrials - 27.2%
Aerospace & Defense - 0.8%
HEICO Corp. Class A	214,370	13,505,310
Air Freight & Logistics - 1.2%
Forward Air Corp.	367,337	20,148,434
Building Products - 1.1%
Allegion Plc [1]	218,997	17,456,251
Commercial Services & Supplies - 6.3%
ABM Industries, Inc. [1]	884,159	28,390,346
Cimpress, N.V. (Netherlands) [2]	122,449	12,663,676
Clean Harbors, Inc. [2]	613,107	30,256,830
Multi-Color Corp. [1]	492,786	17,291,861
Ritchie Bros. Auctioneers, Inc. (Canada)	509,159	16,659,682
		105,262,395
Electrical Equipment - 2.6%
Sensata Technologies Holding Plc [1,2]	956,830	42,904,257
Machinery - 8.0%
Evoqua Water Technologies Corp. [1,2]	799,956	7,679,578
John Bean Technologies Corp. [1]	292,478	21,002,845
Kennametal, Inc.	579,758	19,294,346
Middleby Corp. (The) [1,2]	224,173	23,029,292
Proto Labs, Inc. [1,2]	64,381	7,261,533
Tennant Co.	401,352	20,914,453
Wabtec Corp. [1]	130,134	9,141,914
Woodward, Inc.	335,142	24,897,699
		133,221,660
Marine - 2.1%
Kirby Corp. [1,2]	521,565	35,132,618
Professional Services - 1.6%
TriNet Group, Inc. [2]	613,330	25,729,193
	Shares	Value
Road & Rail - 1.5%
Heartland Express, Inc. [1]	1,374,706	$ 25,157,120
Trading Companies & Distributors - 2.0%
MSC Industrial Direct Co., Inc. Class A	432,805	33,291,361
Total Industrials		451,808,599
Information Technology - 24.9%
Communications Equipment - 0.2%
Starry, Inc. Acquisition Date: 5/14/18, Cost $4,220,000 [2,3,4]	4,577,007	4,220,000
Electronic Equipment & Instruments - 4.5%
Belden, Inc. [1]	358,523	14,975,506
CDW Corp.	308,892	25,035,696
Trimble, Inc. [2]	1,076,992	35,443,807
		75,455,009
IT Services - 5.3%
Carbonite, Inc. [2]	752,346	19,004,260
Euronet Worldwide, Inc. [1,2]	225,279	23,064,064
Gartner, Inc. [1,2]	85,750	10,962,280
Presidio, Inc.	1,483,630	19,361,371
Switch, Inc. Class A [1]	2,137,402	14,961,814
		87,353,789
Semiconductors & Semiconductor Equipment - 0.6%
ON Semiconductor Corp. [2]	563,077	9,296,401
Software - 13.9%
2U, Inc. [2]	469,477	23,342,396
ChannelAdvisor Corp. [2]	677,299	7,687,344
Cornerstone OnDemand, Inc. [2]	228,135	11,504,848
CyberArk Software Ltd. (Israel) [2]	313,330	23,230,286
Descartes Systems Group, Inc. (The) (Canada) [2]	295,425	7,816,946
DraftKings, Inc. Acquisition Date: 8/17/18, Cost $7,399,998 [2,3,4]	2,902,461	7,399,999
FireEye, Inc. [1,2]	748,179	12,127,982
j2 Global, Inc. [1]	356,393	24,726,546
LogMeIn, Inc.	566,700	46,225,719
RealPage, Inc. [2]	228,934	11,032,329
SolarWinds Corp. [1,2]	1,478,880	20,452,910
SS&C Technologies Holdings, Inc.	505,307	22,794,399
Zendesk, Inc. [2]	201,191	11,743,519
		230,085,223
Technology Hardware, Storage & Peripherals - 0.4%
3D Systems Corp. [1,2]	723,922	7,362,287
Total Information Technology		413,772,709

The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares	Value
Materials - 1.3%
Containers & Packaging - 1.3%
Graphic Packaging Holding Co. [1]	2,058,350	$ 21,900,844
Total Materials		21,900,844
Real Estate - 0.6%
Equity Real Estate Investment Trusts (REITS) - 0.6%
National Storage Affiliates Trust	377,773	9,995,874
Total Real Estate		9,995,874
Total Common Stocks - 98.5% (Cost $1,664,878,192)		1,635,299,193
	Shares/ Principal Amount
Short-Term Investments - 1.3%5
Repurchase Agreements - 1.3%
BNP Paribas S.A., dated 12/31/18, due 1/2/19, 2.95% total to be received $1,453,903 (collateralized by various U.S. Treasury Obligations, 0.00% - 8.13%, 1/10/19 - 9/9/49, totaling $1,482,738)	$ 1,453,665	1,453,665
Daiwa Capital Markets America, Inc., dated 12/31/18, due 1/2/19, 3.05% total to be received $4,917,473 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.50%, 1/25/19 - 2/1/49, totaling $5,014,973)	4,916,640	4,916,640
	Shares/ Principal Amount	Value
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $4,917,459 (collateralized by various U.S. Government Sponsored Agency, 2.73% - 5.50%, 1/1/34 - 1/1/49, totaling $5,014,973)	$ 4,916,640	$ 4,916,640
Nomura Securities International, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $4,917,459 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/3/19 - 11/20/68, totaling $5,014,973)	4,916,640	4,916,640
RBC Dominion Securities Inc., dated 12/31/18, due 1/2/19, 3.02% total to be received $4,917,465 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 7.00%, 10/1/25 - 10/20/48, totaling $5,014,973)	4,916,640	4,916,640
Total Repurchase Agreements		21,120,225
Total Short-Term Investments - 1.3% (Cost $21,120,225)		21,120,225
Total Investments - 99.8% (Cost $1,685,998,417)		1,656,419,418
Cash and Other Assets, Less Liabilities - 0.2%		3,692,408
Net Assets - 100.0%		$1,660,111,826

The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	All or portion of this security is on loan at December 31, 2018. Total value of such securities at period-end amounts to $357,069,072 and represents 21.51% of net assets.
[2]	Non-income producing securities.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $30,152,836 and represents 1.82% of net assets.
[5]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2018 (Unaudited)
	Shares	Value
Common Stocks - 92.5%
Communication Services - 3.3%
Diversified Telecommunication Services - 2.3%
Iridium Communications, Inc. [1]	680,515	$ 12,555,502
Entertainment - 1.0%
Lions Gate Entertainment Corp. Class B	385,589	5,737,564
Total Communication Services		18,293,066
Consumer Discretionary - 8.8%
Hotels, Restaurants & Leisure - 2.5%
Brinker International, Inc. [2]	305,000	13,413,900
Leisure Products - 1.1%
Polaris Industries, Inc. [2]	77,000	5,904,360
Multiline Retail - 2.4%
Kohl's Corp. [2]	194,000	12,869,960
Textiles, Apparel & Luxury Goods - 2.8%
Gildan Activewear, Inc. (Canada)	280,000	8,500,800
Skechers U.S.A., Inc. Class A [1,2]	310,000	7,095,900
		15,596,700
Total Consumer Discretionary		47,784,920
Consumer Staples - 2.6%
Food Products - 2.6%
Nomad Foods Ltd. (United Kingdom) [1]	854,000	14,278,880
Total Consumer Staples		14,278,880
Energy - 3.8%
Energy Equipment & Services - 0.9%
Liberty Oilfield Services, Inc. Class A [2]	407,000	5,270,650
Oil, Gas & Consumable Fuels - 2.9%
California Resources Corp. [1,2]	150,271	2,560,618
EOG Resources, Inc.	51,826	4,519,745
TOTAL SA ADR (France)	165,000	8,609,700
		15,690,063
Total Energy		20,960,713
Financials - 10.5%
Banks - 6.7%
Bank of Hawaii Corp. [2]	185,968	12,519,366
Citizens Financial Group, Inc.	379,409	11,279,829
Umpqua Holdings Corp.	814,000	12,942,600
		36,741,795
Capital Markets - 2.6%
Oaktree Capital Group LLC [2]	229,000	9,102,750
Schultze Special Purpose Acquisition Corp. [1]	500,000	4,975,000
		14,077,750
	Shares	Value
Insurance - 1.2%
American International Group	158,000	$ 6,226,780
Total Financials		57,046,325
Health Care - 11.5%
Biotechnology - 6.5%
Agios Pharmaceuticals, Inc. [1,2]	135,000	6,224,850
Audentes Therapeutics, Inc. [1,2]	131,000	2,792,920
Celgene Corp. [1]	159,000	10,190,310
Chimerix, Inc. [1]	325,000	835,250
Heron Therapeutics, Inc. [1,2]	136,000	3,527,840
ImmunoGen, Inc. [1]	675,000	3,240,000
Immunomedics, Inc. [1,2]	400,000	5,708,000
Ultragenyx Pharmaceutical, Inc. [1,2]	64,000	2,782,720
		35,301,890
Health Care Providers & Services - 3.1%
CVS Health Corp.	263,000	17,231,760
Life Sciences Tools & Services - 0.4%
Accelerate Diagnostics, Inc. [1,2]	180,000	2,070,000
Pharmaceuticals - 1.5%
Nektar Therapeutics [1,2]	246,997	8,118,792
Total Health Care		62,722,442
Industrials - 9.7%
Building Products - 1.3%
Advanced Drainage Systems, Inc.	287,000	6,959,750
Commercial Services & Supplies - 3.1%
ABM Industries, Inc. [2]	293,059	9,410,125
HNI Corp.	210,000	7,440,300
		16,850,425
Industrial Conglomerates - 1.7%
Carlisle Cos. Inc.	95,000	9,549,400
Machinery - 1.7%
Xylem, Inc.	141,610	9,448,219
Road & Rail - 1.9%
Genesee & Wyoming, Inc. Class A [1,2]	137,000	10,140,740
Total Industrials		52,948,534
Information Technology - 23.9%
Electronic Equipment & Instruments - 1.5%
Trimble, Inc. [1]	257,156	8,463,004
IT Services - 5.1%
CACI International, Inc. Class A [1]	72,800	10,485,384
Cardtronics Plc Class A [1]	140,000	3,640,000
LiveRamp Holdings, Inc. [1,2]	222,645	8,600,776
Switch, Inc. Class A [2]	707,656	4,953,592
		27,679,752
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares	Value
Semiconductors & Semiconductor Equipment - 6.6%
Advanced Micro Devices, Inc. [1,2]	237,000	$ 4,375,020
Ambarella, Inc. [1,2]	80,000	2,798,400
Mellanox Technologies Ltd. (Israel) [1]	92,000	8,498,960
Micron Technology, Inc. [1]	168,772	5,355,136
NVIDIA Corp.	26,742	3,570,057
Synaptics, Inc. [1,2]	304,000	11,311,840
		35,909,413
Software - 10.7%
Benefitfocus, Inc. [1,2]	205,335	9,387,916
FireEye, Inc. [1,2]	803,000	13,016,630
Microsoft Corp.	122,700	12,462,639
Nuance Communications, Inc. [1,2]	695,000	9,194,850
Verint Systems, Inc. [1]	337,000	14,258,470
		58,320,505
Total Information Technology		130,372,674
Materials - 10.3%
Chemicals - 2.3%
Nutrien Ltd. (Canada)	270,882	12,731,454
Construction Materials - 0.9%
U.S. Concrete, Inc. [1,2]	139,200	4,910,976
Containers & Packaging - 4.9%
Graphic Packaging Holding Co. [2]	1,660,000	17,662,400
Owens-Illinois, Inc. [1]	521,200	8,985,488
		26,647,888
Metals & Mining - 2.2%
Newmont Mining Corp.	341,000	11,815,650
Total Materials		56,105,968
Real Estate - 5.8%
Equity Real Estate Investment Trusts (REITS) - 3.7%
Alexander & Baldwin, Inc. [1,2]	254,000	4,668,520
Rayonier, Inc.	186,080	5,152,555
VICI Properties, Inc.	559,493	10,507,279
		20,328,354
Real Estate Management & Development - 2.1%
Kennedy-Wilson Holdings, Inc. [2]	620,000	11,265,400
Total Real Estate		31,593,754
Utilities - 2.3%
Independent Power & Renewable Electricity Producers - 1.4%
TerraForm Power, Inc. Class A [2]	705,000	7,910,100
	Shares	Value
Water Utilities - 0.9%
AquaVenture Holdings Ltd. [1,2]	255,000	$ 4,816,950
Total Utilities		12,727,050
Total Common Stocks - 92.5% (Cost $463,626,192)		504,834,326
	Shares/ Principal Amount
Short-Term Investments - 6.7%3
Repurchase Agreements - 6.7%
BNP Paribas S.A., dated 12/31/18, due 1/2/19, 2.95% total to be received $2,504,907 (collateralized by various U.S. Treasury Obligations, 0.00% - 8.13%, 1/10/19 - 9/9/49, totaling $2,554,587)	$ 2,504,497	2,504,497
Daiwa Capital Markets America, Inc., dated 12/31/18, due 1/2/19, 3.05% total to be received $8,475,602 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.50%, 1/25/19 - 2/1/49, totaling $8,643,649)	8,474,166	8,474,166
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $8,475,578 (collateralized by various U.S. Government Sponsored Agency, 2.73% - 5.50%, 1/1/34 - 1/1/49, totaling $8,643,649)	8,474,166	8,474,166
Nomura Securities International, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $8,475,578 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/3/19 - 11/20/68, totaling $8,643,649)	8,474,166	8,474,166

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 12/31/18, due 1/2/19, 3.02% total to be received $8,475,588 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 7.00%, 10/1/25 - 10/20/48, totaling $8,643,649)	$ 8,474,166	$ 8,474,166
Total Repurchase Agreements		36,401,161
Total Short-Term Investments - 6.7% (Cost $36,401,161)		36,401,161
Total Investments - 99.2% (Cost $500,027,353)		541,235,487
Cash and Other Assets, Less Liabilities - 0.8%		4,527,308
Net Assets - 100.0%		$545,762,795
ADR—American Depositary Receipt
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2018. Total value of such securities at period-end amounts to $131,979,417 and represents 24.18% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments
December 31, 2018 (Unaudited)
	Shares	Value
Common Stocks - 69.7%
Communication Services - 8.3%
Entertainment - 1.9%
Activision Blizzard, Inc. [1]	9,489	$ 441,903
Take-Two Interactive Software, Inc. [1,2]	4,744	488,347
		930,250
Interactive Media & Services - 5.1%
Alphabet, Inc. Class A [1,2]	1,580	1,651,037
Snap, Inc. Class A [1,2,3]	152,500	840,275
		2,491,312
Wireless Telecommunication Services - 1.3%
T-Mobile US, Inc. [1,2]	10,437	663,898
Total Communication Services		4,085,460
Consumer Discretionary - 11.9%
Household Durables - 4.6%
Roku, Inc. [1,2]	74,017	2,267,881
Internet & Direct Marketing Retail - 4.1%
Amazon.com, Inc. [1,2]	1,329	1,996,118
Specialty Retail - 3.2%
Best Buy Co., Inc.	30,000	1,588,800
Total Consumer Discretionary		5,852,799
Consumer Staples - 1.9%
Food & Staples Retailing - 1.9%
Costco Wholesale Corp. [1]	4,483	913,232
Total Consumer Staples		913,232
Energy - 8.8%
Energy Equipment & Services - 1.2%
Liberty Oilfield Services, Inc. Class A [1]	47,446	614,425
Oil, Gas & Consumable Fuels - 7.6%
California Resources Corp. [1,2]	89,562	1,526,137
Cheniere Energy, Inc. [1,2]	26,896	1,591,974
Cimarex Energy Co. [1]	10,000	616,500
		3,734,611
Total Energy		4,349,036
Financials - 1.2%
Capital Markets - 1.2%
Intercontinental Exchange, Inc. [1]	7,591	571,830
Total Financials		571,830
Health Care - 15.7%
Biotechnology - 10.4%
Alnylam Pharmaceuticals, Inc. [2,3]	16,000	1,166,560
Exact Sciences Corp. [1,2]	27,412	1,729,697
Heron Therapeutics, Inc. [1,2]	18,978	492,290
	Shares	Value
Vertex Pharmaceuticals, Inc. [1,2]	10,438	$ 1,729,681
		5,118,228
Health Care Equipment & Supplies - 0.4%
AxoGen, Inc. [2,3]	10,000	204,300
Health Care Providers & Services - 1.9%
Guardant Health, Inc. [2,3]	25,000	939,750
Health Care Technology - 1.9%
Teladoc Health, Inc. [1,2]	18,978	940,739
Life Sciences Tools & Services - 1.1%
Accelerate Diagnostics, Inc. [1,2]	47,446	545,629
Total Health Care		7,748,646
Information Technology - 17.0%
IT Services - 5.5%
Mastercard, Inc. Class A [1]	4,687	884,202
Switch, Inc. Class A [1,3]	110,720	775,040
Visa, Inc. Class A [1]	7,870	1,038,368
		2,697,610
Semiconductors & Semiconductor Equipment - 4.5%
Ambarella, Inc. [1,2]	19,927	697,046
NVIDIA Corp. [1]	11,387	1,520,165
		2,217,211
Software - 4.1%
Microsoft Corp.	20,000	2,031,400
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	8,966	1,414,297
Total Information Technology		8,360,518
Materials - 4.9%
Chemicals - 0.8%
DowDuPont, Inc. [1]	6,799	363,610
Metals & Mining - 4.1%
Royal Gold, Inc. [1]	23,695	2,029,477
Total Materials		2,393,087
Total Common Stocks - 69.7% (Cost $26,001,980)		34,274,608

Call Options Purchased - 3.8%
Total Call Options Purchased - 3.8% (Cost $5,421,864)	1,880,261
Put Options Purchased - 0.1%
Total Put Options Purchased - 0.1% (Cost $754,738)	70,800
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares/ Principal Amount	Value
Short-Term Investments - 2.1%4
Repurchase Agreements - 2.1%
Citigroup Global Markets, Inc., dated 12/31/18, due 1/2/19, 3.02% total to be received $250,042 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 2.50% - 8.00%, 1/25/19 - 7/15/60, totaling $255,000)	$ 250,000	$ 250,000
JP Morgan Securities LLC, dated 12/31/18, due 1/2/19, 2.96% total to be received $13,274 (collateralized by U.S. Treasury Obligation, 1.13%, 2/28/21, $13,537)	13,272	13,272
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $250,042 (collateralized by various U.S. Government Sponsored Agency, 2.73% - 5.50%, 1/1/34 - 1/1/49, totaling $255,000)	250,000	250,000
Nomura Securities International, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $250,042 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/3/19 - 11/20/68, totaling $255,000)	250,000	250,000
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 12/31/18, due 1/2/19, 3.02% total to be received $250,042 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 7.00%, 10/1/25 - 10/20/48, totaling $255,000)	$ 250,000	$ 250,000
Total Repurchase Agreements		1,013,272
Total Short-Term Investments - 2.1% (Cost $1,013,272)		1,013,272
Total Investments - 75.7% (Cost $33,191,854)		37,238,941
Cash and Other Assets, Less Liabilities - 24.3%		11,952,857
Net Assets - 100.0%		$49,191,798
Value
Call Options Written - (0.0)%
Total Call Options Written - (0.0)% (Premium received $(162,964))	$(4,000)
[1]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[2]	Non-income producing securities.
[3]	All or portion of this security is on loan at December 31, 2018. Total value of such securities at period-end amounts to $1,094,921 and represents 2.23% of net assets.
[4]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
Exchange-Traded Options Purchased
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value
Call
Alnylam Pharmaceuticals, Inc.	165.00	1/18/19	200	$ 1,458,200	$ 225,279	$ 2,500
Best Buy Co., Inc.	110.00	1/18/19	2,000	10,592,000	73,788	2,000
Dominion Energy, Inc.	85.00	1/18/19	800	5,716,800	193,859	4,000
Dominion Energy, Inc.	80.00	1/18/19	1,200	8,575,200	362,292	6,000
Dominion Energy, Inc.	90.00	1/18/19	2,000	14,292,000	109,186	5,000
Nektar Therapeutics	100.00	1/18/19	500	1,643,500	70,282	1,250
NXP Semiconductors N.V.	130.00	1/18/19	1,011	7,408,608	81,591	1,011
Snap, Inc.	18.00	1/18/19	2,500	1,377,500	174,483	1,250
JPMorgan Chase & Co.	125.00	6/21/19	500	4,881,000	140,896	14,500
Cimarex Energy Co.	120.00	12/20/19	500	3,082,500	420,897	32,500
CBS Corp.	55.00	1/17/20	500	2,186,000	489,397	92,500
Constellation Brands, Inc.	270.00	1/17/20	250	4,020,500	296,849	2,500
Nucor Corp.	100.00	1/17/20	3,000	15,543,000	572,571	61,500
Royal Gold, Inc.	85.00	1/17/20	300	2,569,500	501,088	354,000
Royal Gold, Inc.	100.00	1/17/20	2,000	17,130,000	1,390,629	1,200,000
Take-Two Interactive Software, Inc.	165.00	1/17/20	350	3,602,900	318,777	99,750
				Total	$ 5,421,864	$ 1,880,261
Put
Intel Corp.	40.00	1/18/19	2,000	$ 9,386,000	$ 188,398	$ 20,000
Procter & Gamble Co. (The)	80.00	1/18/19	200	1,838,400	56,984	4,000
Procter & Gamble Co. (The)	85.00	1/18/19	200	1,838,400	89,159	10,800
Procter & Gamble Co. (The)	90.00	1/18/19	200	1,838,400	108,158	29,000
Procter & Gamble Co. (The)	70.00	1/18/19	1,000	9,192,000	157,841	3,000
Procter & Gamble Co. (The)	65.00	1/18/19	2,000	18,384,000	154,198	4,000
				Total	$ 754,738	$70,800
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Amazon.com, Inc.	2,000.00	1/18/19	100	$15,019,700	$(138,040)	$ (2,000)
Vertex Pharmaceuticals, Inc.	210.00	1/18/19	100	1,657,100	(24,924)	(2,000)
				Total	$(162,964)	$(4,000)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2018 (Unaudited)
	Shares	Value
Common Stocks - 92.1%
Communication Services - 2.4%
Entertainment - 0.9%
Cinemark Holdings, Inc. [1]	387,641	$ 13,877,548
Internet Software & Services - 0.5%
TrueCar, Inc. [2]	898,748	8,142,657
Media - 1.0%
National CineMedia, Inc. [1]	1,204,622	7,805,951
TechTarget, Inc. [2]	635,797	7,763,081
		15,569,032
Total Communication Services		37,589,237
Consumer Discretionary - 14.7%
Auto Components - 0.5%
Cooper-Standard Holdings, Inc. [2]	131,394	8,162,195
Diversified Consumer Services - 2.3%
Grand Canyon Education, Inc. [2]	370,335	35,604,007
Hotels, Restaurants & Leisure - 2.2%
Chuy's Holdings, Inc. [1,2]	432,343	7,669,765
Playa Hotels & Resorts, N.V. [2]	954,763	6,864,746
PlayAGS, Inc. [1,2]	860,051	19,781,173
		34,315,684
Internet & Direct Marketing Retail - 1.6%
Evolve Vacation Rental Network, Inc. Acquisition Date: 6/15/18, Cost $3,999,999 [2,3,4]	470,013	3,999,811
Shutterstock, Inc. [1]	558,588	20,114,754
		24,114,565
Leisure Products - 0.4%
Malibu Boats, Inc. Class A [2]	194,083	6,754,088
Specialty Retail - 2.6%
Dick's Sporting Goods, Inc. [1]	218,727	6,824,283
Sally Beauty Holdings, Inc. [1,2]	1,898,284	32,365,742
		39,190,025
Textiles, Apparel & Luxury Goods - 5.1%
Carter's, Inc. [1]	358,042	29,223,388
Skechers U.S.A., Inc. Class A [2]	1,486,981	34,036,995
Wolverine World Wide, Inc.	484,243	15,442,509
		78,702,892
Total Consumer Discretionary		226,843,456
Consumer Staples - 1.1%
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc. [2]	381,645	8,457,253
	Shares	Value
Casey's General Stores, Inc. [1]	70,865	$ 9,080,641
Total Consumer Staples		17,537,894
Energy - 0.8%
Energy Equipment & Services - 0.5%
NCS Multistage Holdings, Inc. [1,2]	910,079	4,632,302
RigNet, Inc. [2]	198,980	2,515,107
		7,147,409
Oil, Gas & Consumable Fuels - 0.3%
Evolution Petroleum Corp.	751,575	5,125,742
Total Energy		12,273,151
Financials - 4.7%
Capital Markets - 4.3%
GS Acquisition Holdings Corp. [2]	988,564	10,132,781
Legacy Acquisition Corp. [2]	1,257,692	12,803,305
One Madison Corp. [2]	1,432,912	14,873,627
PennantPark Investment Corp.	1,053,576	6,711,279
TPG Pace Holdings Corp. [1,2]	851,989	8,877,725
WisdomTree Investments, Inc. [1]	1,832,615	12,186,890
		65,585,607
Insurance - 0.4%
Trupanion, Inc. [1,2]	255,620	6,508,085
Total Financials		72,093,692
Health Care - 21.7%
Biotechnology - 10.2%
4D Molecular Therapeutics, Inc. Acquisition Date: 8/27/18, Cost $3,999,999 [2,3,4]	229,095	3,999,999
Albireo Pharma, Inc. [2]	339,472	8,327,248
Argenx SE ADR (Netherlands) [1,2]	99,305	9,540,231
Atara Biotherapeutics, Inc. [2]	247,787	8,608,120
CareDx, Inc. [1,2]	496,905	12,492,192
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007 [2,3,4]	1,663,893	2,995,007
Chimerix, Inc. [2]	2,456,954	6,314,372
DBV Technologies SA ADR (France) [1,2]	620,885	3,986,082
Deciphera Pharmaceuticals, Inc. [1,2]	166,950	3,504,280
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares	Value
Forte Biosciences, Inc. Acquisition Date: 11/27/18, Cost $4,000,000 [2,3,4]	5,571,807	$ 4,000,000
Heron Therapeutics, Inc. [1,2]	329,656	8,551,277
ImmunoGen, Inc. [2]	1,692,992	8,126,362
Immunomedics, Inc. [1,2]	495,953	7,077,249
Inhibrx, Inc. Acquisition Date: 10/1/18, Cost $3,999,994 [2,3,4]	573,065	3,999,994
Kiniksa Pharmaceuticals Ltd. Class A [2]	303,228	8,517,679
Kodiak Sciences, Inc. [2]	478,238	3,395,490
Kodiak Sciences, Inc. Acquisition Date: 2/2/18, Cost $4,166,305 [2,3,4]	520,788	3,142,956
Lyra Therapeutics, Inc. Acquisition Date: 7/30/18, Cost $4,000,000 [2,3,4]	13,333,334	4,000,000
Mersana Therapeutics, Inc. [1,2]	871,145	3,554,272
Metacrine, Inc. Acquisition Date: 6/5/18, Cost $2,785,002 [2,3,4]	1,313,680	2,785,002
Neon Therapeutics, Inc. [2]	337,077	1,695,497
NexImmune, Inc. Acquisition Date: 12/28/17, Cost $3,000,000 [2,3,4]	10,166,045	3,000,000
Orchard Therapeutics Ltd. Acquisition Date: 8/2/18, Cost $2,095,950 [2,3,4]	194,819	2,604,822
Orchard Therapeutics Plc ADR (United Kingdom) [1,2]	263,765	4,149,023
Precision BioSciences, Inc. Acquisition Date: 5/25/18, Cost $2,799,864 [2,3,4]	558,855	2,799,864
Rhythm Pharmaceuticals, Inc. [1,2]	281,789	7,574,488
TCR2 Therapeutics, Inc. Acquisition Date: 2/28/18, Cost $4,305,000 [2,3,4]	2,152,500	4,305,000
Viking Therapeutics, Inc. [1,2]	897,379	6,864,949
Xencor, Inc. [1,2]	228,079	8,247,337
		158,158,792
Health Care Equipment & Supplies - 4.3%
AxoGen, Inc. [1,2]	549,532	11,226,939
Beta Bionics, Inc. Acquisition Date: 10/9/18, Cost $3,999,976 [2,3,4]	26,631	3,999,976
CryoLife, Inc. [2]	301,220	8,548,624
Endologix, Inc. [2]	1,465,804	1,049,516
Insulet Corp. [1,2]	109,335	8,672,452
Merit Medical Systems, Inc. [1,2]	155,675	8,688,222
	Shares	Value
Nevro Corp. [2]	317,790	$ 12,358,853
Quidel Corp. [1,2]	237,586	11,598,948
		66,143,530
Health Care Providers & Services - 1.0%
BioTelemetry, Inc. [1,2]	127,664	7,624,094
Guardant Health, Inc. [2]	40,200	1,511,118
HealthEquity, Inc. [1,2]	105,457	6,290,510
		15,425,722
Health Care Technology - 0.9%
Medidata Solutions, Inc. [2]	203,655	13,730,420
Life Sciences Tools & Services - 2.2%
Accelerate Diagnostics, Inc. [1,2]	310,496	3,570,704
Pacific Biosciences of California, Inc. [2]	2,098,993	15,532,548
Syneos Health, Inc. [1,2]	393,249	15,474,348
		34,577,600
Pharmaceuticals - 3.1%
Liquidia Technologies, Inc. [2]	394,134	8,536,943
Prestige Consumer Healthcare, Inc. [1,2]	483,968	14,944,932
Revance Therapeutics, Inc. [1,2]	355,439	7,154,987
WaVe Life Sciences Ltd. [1,2]	247,909	10,422,094
Xeris Pharmaceuticals, Inc. [2]	368,789	6,269,413
		47,328,369
Total Health Care		335,364,433
Industrials - 25.7%
Air Freight & Logistics - 1.2%
Forward Air Corp.	344,307	18,885,239
Commercial Services & Supplies - 9.4%
ABM Industries, Inc. [1]	697,878	22,408,863
Cimpress, N.V. (Netherlands) [2]	99,329	10,272,605
Clean Harbors, Inc. [2]	539,857	26,641,943
Heritage-Crystal Clean, Inc. [2]	1,460,028	33,595,244
Hudson Technologies, Inc. [1,2]	2,284,533	2,033,234
Multi-Color Corp. [1]	422,220	14,815,700
Ritchie Bros. Auctioneers, Inc. (Canada)	399,525	13,072,458
SP Plus Corp. [2]	748,927	22,123,304
		144,963,351
Construction & Engineering - 0.6%
Construction Partners, Inc. Class A [2]	1,110,568	9,806,315
Machinery - 4.5%
Graham Corp.	390,304	8,914,544
John Bean Technologies Corp. [1]	294,125	21,121,116
Kennametal, Inc.	505,105	16,809,895

The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares	Value
Proto Labs, Inc. [2]	62,832	$ 7,086,821
Tennant Co.	308,384	16,069,890
		70,002,266
Marine - 2.9%
Kirby Corp. [1,2]	376,225	25,342,516
Matson , Inc.	593,522	19,004,574
		44,347,090
Professional Services - 4.6%
Forrester Research, Inc.	300,943	13,452,152
InnerWorkings, Inc. [1,2]	3,636,381	13,600,065
TriNet Group, Inc. [2]	538,219	22,578,287
TrueBlue, Inc. [2]	938,732	20,886,787
		70,517,291
Road & Rail - 1.4%
Heartland Express, Inc. [1]	1,182,586	21,641,324
Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc. Class A	220,749	16,980,013
Total Industrials		397,142,889
Information Technology - 19.9%
Communications Equipment - 0.3%
Starry, Inc. Acquisition Date: 5/14/18, Cost $3,780,000 [2,3,4]	4,099,783	3,780,000
Electronic Equipment & Instruments - 0.5%
CTS Corp.	315,259	8,162,055
IT Services - 6.2%
Carbonite, Inc. [1,2]	953,456	24,084,299
ConvergeOne Holdings, Inc.	2,806,098	34,739,493
Euronet Worldwide, Inc. [1,2]	205,588	21,048,099
Presidio, Inc. [1]	1,222,394	15,952,242
		95,824,133
Semiconductors & Semiconductor Equipment - 0.2%
Cabot Microelectronics Corp.	28,125	2,681,719
Software - 12.3%
2U, Inc. [1,2]	427,745	21,267,481
Actua Corp.	1,117,791	469,472
American Software, Inc. [1]	546,885	5,714,948
Asure Software, Inc. [1,2]	1,014,984	5,156,119
Benefitfocus, Inc. [1,2]	197,072	9,010,132
ChannelAdvisor Corp. [2]	632,085	7,174,165
Cornerstone OnDemand, Inc. [2]	201,994	10,186,557
CyberArk Software Ltd. (Israel) [2]	246,583	18,281,664
Descartes Systems Group, Inc. (The) (Canada) [2]	278,148	7,359,796
Domo, Inc. Class B [1,2]	747,630	14,675,977
	Shares	Value
DraftKings, Inc. Acquisition Date: 8/17/18, Cost $6,599,998 [2,3,4]	2,588,681	$ 6,599,998
Envestnet, Inc. [1,2]	185,215	9,110,726
Everbridge, Inc. [1,2]	158,215	8,980,283
LivePerson, Inc. [2]	431,738	8,142,579
LogMeIn, Inc. [1]	510,233	41,619,706
Model N, Inc. [2]	604,236	7,994,042
QAD, Inc. Class A	209,524	8,240,579
		189,984,224
Technology Hardware, Storage & Peripherals - 0.4%
3D Systems Corp. [1,2]	625,203	6,358,314
Total Information Technology		306,790,445
Real Estate - 1.1%
Equity Real Estate Investment Trusts (REITS) - 1.1%
Jernigan Capital, Inc.	434,424	8,610,283
National Storage Affiliates Trust	280,143	7,412,584
Total Real Estate		16,022,867
Total Common Stocks - 92.1% (Cost $1,420,239,871)		1,421,658,064
Warrants - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Magnolia Oil & Gas Corp., Strike Price $11.50, Expires 7/31/23 [2]	401,457	1,216,414
Total Energy		1,216,414
Total Warrants - 0.1% (Cost $956,065)		1,216,414
Preferred Stocks - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
SlipChip Corp. Acquisition Date: 10/6/17, Cost $4,000,000 [2,3,4]	1,462,202	4,000,000
Total Health Care		4,000,000
Total Preferred Stocks - 0.2% (Cost $4,000,000)		4,000,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
	Shares/ Principal Amount	Value
Short-Term Investments - 1.9%[5]
Repurchase Agreements - 1.9%
BNP Paribas S.A., dated 12/31/18, due 1/2/19, 2.95% total to be received $1,996,411 (collateralized by various U.S. Treasury Obligations, 0.00% - 8.13%, 1/10/19 - 9/9/49, totaling $2,036,006)	$ 1,996,084	$ 1,996,084
Daiwa Capital Markets America, Inc., dated 12/31/18, due 1/2/19, 3.05% total to be received $6,753,405 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.50%, 1/25/19 - 2/1/49, totaling $6,887,306)	6,752,261	6,752,261
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $6,753,386 (collateralized by various U.S. Government Sponsored Agency, 2.73% - 5.50%, 1/1/34 - 1/1/49, totaling $6,887,306)	6,752,261	6,752,261
Nomura Securities International, Inc., dated 12/31/18, due 1/2/19, 3.00% total to be received $6,753,386 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/3/19 - 11/20/68, totaling $6,887,306)	6,752,261	6,752,261
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 12/31/18, due 1/2/19, 3.02% total to be received $6,753,394 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 7.00%, 10/1/25 - 10/20/48, totaling $6,887,306)	$ 6,752,261	$ 6,752,261
Total Repurchase Agreements		29,005,128
Total Short-Term Investments - 1.9% (Cost $29,005,128)		29,005,128
Total Investments - 94.3% (Cost $1,454,201,064)		1,455,879,606
Cash and Other Assets, Less Liabilities - 5.7%		87,810,447
Net Assets - 100.0%		$1,543,690,053
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2018 (Unaudited)
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	All or portion of this security is on loan at December 31, 2018. Total value of such securities at period-end amounts to $225,822,967 and represents 14.63% of net assets.
[2]	Non-income producing securities.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $60,012,429 and represents 3.89% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2018 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,635,299,193	$504,834,326	$36,225,669	$1,426,874,478
Repurchase agreements[3]	21,120,225	36,401,161	1,013,272	29,005,128
Cash	77,539,903	28,809,527	12,562,338	136,133,860
Due from broker	—	13,222,005	—	—
Receivables and other assets:
Fund shares purchased	2,169,244	34,455	5,025	11,300,571
Investments sold	—	—	475,540	495,780
Dividends	357,334	877,782	1,905	547,598
Securities lending interest	46,842	28,776	575	58,170
Prepaid expenses	126,700	35,545	32,681	66,019
Other	—	—	3,303	—
Total Assets	1,736,659,441	584,243,577	50,320,308	1,604,481,604

Liabilities
Collateral held for securities on loan	21,120,225	36,401,161	1,013,272	29,005,128
Due to broker	—	—	54,818	—
Payables and other accrued expenses:
Options written at value[4]	—	—	4,000	—
Fund shares sold	3,124,029	1,497,868	16,405	3,175,941
Investments purchased	50,882,636	—	—	27,010,678
Investment management fees	1,125,560	492,170	35,590	1,355,357
Distribution fees	32,625	—	—	19,901
Service plan fees	3,882	970	832	26,732
Professional fees	91,807	34,888	1,217	57,034
Directors' fees	6,459	2,606	224	4,940
Transfer agent fees	95,946	39,887	2,152	113,157
Other	64,446	11,232	—	22,683
Total Liabilities	76,547,615	38,480,782	1,128,510	60,791,551
Net Assets	$1,660,111,826	$545,762,795	$49,191,798	$1,543,690,053

Net Assets Consist of
Paid in capital	$1,676,828,406	$498,844,852	$39,613,634	$1,516,974,346
Accumulated earnings (loss)	(16,716,580)	46,917,943	9,578,164	26,715,707
Net Assets	$1,660,111,826	$545,762,795	$49,191,798	$1,543,690,053
[1] Investments at cost	$1,664,878,192	$463,626,192	$32,178,582	$1,425,195,936

[2]	Including securities on loan valued at $357,069,072, $131,979,417, $1,094,921 and $225,822,967 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $21,120,225, $36,401,161, $1,013,272 and $29,005,128, respectively.
[4]	Written options, premium received of $—, $—, $162,964, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2018 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,137,698,932	$538,848,892	$45,596,322	$ 37,272,920
Shares outstanding[6]	34,304,305	17,438,096	3,233,147	2,612,544
Net Asset value per share (offering and redemption price)	$ 33.16	$ 30.90	$ 14.10	$ 14.27
Institutional Class
Net Assets	$ 286,592,631	$ —	$ —	$675,190,184
Shares outstanding[6]	8,648,089	—	—	47,144,590
Net Asset value per share (offering and redemption price)	$ 33.14	$ —	$ —	$ 14.32
Class A
Net Assets	$ 6,193,529	$ 3,972,333	$ 2,853,520	$ 52,950,768
Shares outstanding[6]	192,849	131,847	203,354	3,782,916
Net Asset value per share (offering and redemption price)	$ 32.12	$ 30.13	$ 14.03	$ 14.00
Class C
Net Assets	$ 2,742,509	$ 42,385	$ 1,306	$ 17,490,289
Shares outstanding[6]	86,480	1,426	94	1,278,806
Net Asset value per share (offering and redemption price)	$ 31.71	$ 29.73[7]	$ 13.96[7]	$ 13.68
Investor Class
Net Assets	$ 226,884,225	$ 2,899,185	$ 740,650	$760,785,892
Shares outstanding[6]	6,910,905	94,534	52,632	53,441,977
Net Asset value per share (offering and redemption price)	$ 32.83	$ 30.67	$ 14.07	$ 14.24

[6]	500,000,000 shares authorized, $0.01 par value.
[7]	The NAV reported above represents the traded NAV at December 31, 2018 and does not recalculate due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 8,471,391	$ 5,231,519	$ 25,534	$ 6,433,389
Foreign taxes withheld	(24,743)	(102,129)	—	(23,061)
Interest income	—	—	—	151,049
Securities lending	335,664	196,215	8,413	546,846
Total investment income	8,782,312	5,325,605	33,947	7,108,223

Expenses
Investment management fees	7,244,824	3,346,617	254,437	8,900,834
Custodian fees	88,573	34,045	8,852	74,745
Distribution and service plan fees:
Class A	15,101	8,802	7,085	91,982
Class C	16,843	177	7	123,649
Directors' fees	88,247	31,669	2,887	80,999
Pricing fees	87,078	36,918	12,387	81,633
Audit and tax fees	27,965	10,427	968	25,823
Legal fees	23,104	8,710	765	19,649
Registration and filing fees	61,993	43,410	41,916	70,097
Shareholder communications	62,769	23,684	2,022	118,821
Transfer agent fees	399,886	183,494	16,475	525,533
Recoupment of investment advisory fees previously waived	—	—	214	57,670
Miscellaneous expenses	66,367	29,355	6,601	55,897
Total expenses excluding dividend expense	8,182,750	3,757,308	354,616	10,227,332
Dividend expense	—	—	88,507	—
Total expense	8,182,750	3,757,308	443,123	10,227,332
Less waivers and/or reimbursements (Note 6)	—	—	—	—
Net expenses	8,182,750	3,757,308	443,123	10,227,332
Net investment income (loss)	599,562	1,568,297	(409,176)	(3,119,109)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	88,654,947	33,343,833	12,750,899	93,797,503
Net realized loss on securities sold short	—	—	(25,346)	—
Net realized loss on written options	—	—	(3,118,168)	—
Net change in unrealized depreciation on investments and foreign currency translations	(374,062,741)	(127,322,884)	(17,842,692)	(276,511,870)
Net change in unrealized depreciation on securities sold short	—	—	(144,205)	—
Net change in unrealized depreciation on written options	—	—	(1,378,804)	—
Total realized and unrealized loss	(285,407,794)	(93,979,051)	(9,758,316)	(182,714,367)
Net decrease in net assets resulting from operations	$(284,808,232)	$ (92,410,754)	$(10,167,492)	$(185,833,476)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
Operations
Net investment income/(loss)	$ 599,562	$ (3,915,061)	$ 1,568,297	$ 6,891,615
Net realized gain on investments, written options, and foriegn currency transactions	88,654,947	245,625,574	33,343,833	91,016,903
Net change in unrealized appreciation/(depreciation) on investments, written options, and foreign currency translations	(374,062,741)	60,250,061	(127,322,884)	48,552,211
Net increase/(decrease) in net assets resulting from operations	(284,808,232)	301,960,574	(92,410,754)	146,460,729

Distributions to Shareholders:
Legacy Class	(164,331,013)	(89,771,951) [1]	(112,950,429)	(62,903,160) [2]
Institutional Class	(40,378,205)	(14,571,915) [1]	—	—
Class A	(922,162)	(1,175,172) [1]	(892,832)	(61,424) [1]
Class C	(412,514)	(224,281) [1]	(8,621)	(2,415) [1]
Investor Class	(32,458,365)	(6,562,237) [1]	(595,138)	(299,488) [1]
Decrease in net assets from distributions	(238,502,259)	(112,305,556)	(114,447,020)	(63,266,487)

Fund Share Transactions
Net increase in net assets resulting from fund share transactions (Note 2)	349,243,591	172,007,485	69,546,698	7,604,373
Total increase (decrease) in net assets	(174,066,900)	361,662,503	(137,311,076)	90,798,615

Net Assets
Beginning of Period	1,834,178,726	1,472,516,223	683,073,871	592,275,256
End of Period[3]	$1,660,111,826	$1,834,178,726	$ 545,762,795	$683,073,871

[1]	For the year ended June 30, 2018, distributions were from net realized gains.
[2]	For the year ended June 30, 2018, Legacy class distributed $42,862 from net investment income and $62,860,298 from realized gains.
[3]	Undistributed net investment income at June 30, 2018, was $0 for the Meridian Growth Fund and $7,055,137 for the Meridian Contrarian Fund.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
Operations
Net investment income/(loss)	$ (409,176)	$ 176,141	$ (3,119,109)	$ (7,718,576)
Net realized gain on investments, written options, securities sold short, and foreign currency transactions	9,607,385	6,218,156	93,797,503	153,908,733
Net change in unrealized appreciation/(depreciation) on investments, written options, securities sold short, and foreign currency translations	(19,365,701)	11,684,660	(276,511,870)	156,315,166
Net increase/(decrease) in net assets resulting from operations	(10,167,492)	18,078,957	(185,833,476)	302,505,323

Distributions to Shareholders:
Legacy Class	(4,804,655)	(599,181) [1]	(4,188,569)	(2,783,183) [2]
Institutional Class	—	—	(74,909,184)	(17,222,385) [2]
Class A	(283,192)	(53,696) [1]	(5,728,384)	(3,734,054) [2]
Class C	(130)	(7) [1]	(2,049,385)	(1,761,834) [2]
Investor Class	(77,060)	(3,042) [1]	(85,087,846)	(27,649,877) [2]
Decrease in net assets from distributions	(5,165,037)	(655,926)	(171,963,368)	(53,151,333)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	1,101,874	(3,689,049)	143,819,808	611,063,733
Total increase (decrease) in net assets	(14,230,655)	13,733,982	(213,977,036)	860,417,723

Net Assets
Beginning of Period	63,422,453	49,688,471	1,757,667,089	897,249,366
End of Period[3]	$ 49,191,798	$63,422,453	$1,543,690,053	$1,757,667,089

[1]	For the year ended June 30, 2018, distributions were from net investment income.
[2]	For the year ended June 30, 2018, distributions were from net realized gains.
[3]	Undistributed (distributions in excess of) net investment income at June 30, 2018, was $186,515 for Meridian Enhanced Equity Fund and $(686,245) for the Meridian Small Cap Growth Fund.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2018 (Unaudited)	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value - beginning of period	$ 45.05	$ 40.15	$ 32.70	$ 37.80	$ 37.86	$ 44.31
Income (loss) from investment operations
Net investment income (loss)[1]	0.02	(0.10)	(0.09)	(0.10)	(0.15)	(0.11)
Net realized and unrealized gain (loss)	(6.46)	7.94	7.74	(1.26)	4.37	6.89
Net increase (decrease) from investment operations	(6.44)	7.84	7.65	(1.36)	4.22	6.78
Less distributions to shareholders:
Distributions from net investment income	(0.02)	0.00	0.00	0.00	0.00	(0.00) [2]
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)	(13.23)
Total distributions to shareholders	(5.45)	(2.94)	(0.20)	(3.74)	(4.28)	(13.23)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 33.16	$ 45.05	$ 40.15	$ 32.70	$ 37.80	$ 37.86
Total return	(13.96)% [3]	20.14%	23.46%	(2.94)%	11.85%	17.31% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.07% [4]	(0.23)%	(0.24)%	(0.30)%	(0.41)%	(0.27)%
Ratio of expenses to average net assets:	0.85% [4]	0.86%	0.87%	0.86%	0.84%	0.86%

Supplemental Data
Net Assets, End of Period (000's)	$1,137,699	$1,400,431	$1,270,753	$1,161,981	$1,937,346	$2,021,197
Portfolio Turnover Rate	14% [3]	47%	34%	67%	46%	96%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Institutional Class	2018 (Unaudited)	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 45.03	$ 40.13	$ 32.68	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment income (loss)[2]	0.02	(0.11)	(0.09)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	(6.45)	7.95	7.74	(1.24)	1.39
Net increase (decrease) from investment operations	(6.43)	7.84	7.65	(1.37)	1.35
Less distributions to shareholders:
Distributions from net investment income	(0.03)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	0.00
Total distributions to shareholders	(5.46)	(2.94)	(0.20)	(3.74)	0.00
Redemption fees	0.00	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 33.14	$ 45.03	$ 40.13	$ 32.68	$ 37.79
Total return	(13.96)% [4]	20.18%	23.48%	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.10% [5]	(0.25)%	(0.24)%	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.83% [5]	0.85%	0.87%	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.83% [5]	0.85%	0.87%	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.83% [5]	0.85%	0.87%	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 286,593	$311,019	$ 92,203	$ 45,687	$ 19,575
Portfolio Turnover Rate	14% [4]	47%	34%	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018 (Unaudited)	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 43.88	$ 39.29	$ 32.10	$ 37.37	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment loss[3]	(0.05)	(0.21)	(0.20)	(0.29)	(0.41)	(0.21)
Net realized and unrealized gain (loss)	(6.28)	7.74	7.59	(1.24)	4.33	2.26
Net increase (decrease) from investment operations	(6.33)	7.53	7.39	(1.53)	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [4]
Total distributions to shareholders	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [4]
Redemption fees	0.00	0.00 [4]	0.00 [4]	0.00 [4]	0.01	0.00
Net asset value, end of period	$ 32.12	$ 43.88	$ 39.29	$ 32.10	$ 37.37	$ 37.72
Total return	(14.10)% [5]	19.81%	23.09%	(3.45)%	11.08%	5.75% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.22)% [6]	(0.51)%	(0.56)%	(0.89)%	(1.11)%	(0.93)% [6]
Ratio of expenses to average net assets:
Total expense	1.17% [6]	1.15%	1.18%	1.40%	1.69%	2.00% [6]
Before fees waived and excluding recoupment of past waived fees	1.17% [6]	1.15%	1.18%	1.22%	1.69%	2.00% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.17% [6]	1.15%	1.18%	1.22%	1.55%	1.55% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 6,194	$ 15,701	$ 17,287	$ 8,832	$ 8,812	$ 4,904
Portfolio Turnover Rate	14% [5]	47%	34%	67%	46%	96% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018 (Unaudited)	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 43.56	$ 39.30	$ 32.34	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.20)	(0.52)	(0.48)	(0.52)
Net realized and unrealized gain (loss)	(6.22)	7.72	7.64	(1.20)
Net increase (decrease) from investment operations	(6.42)	7.20	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(5.43)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 31.71	$ 43.56	$ 39.30	$ 32.34
Total return	(14.39)% [4]	18.90%	22.20%	(3.95)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.95)% [5]	(1.27)%	(1.33)%	(1.68)% [5]
Ratio of expenses to average net assets:	1.87% [5]	1.90%	1.92%	1.95% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,743	$ 3,384	$ 3,095	$ 804
Portfolio Turnover Rate	14% [4]	47%	34%	67% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018 (Unaudited)	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 44.66	$ 39.86	$ 32.48	$ 37.61	$ 37.78	$ 35.67
Income (loss) from investment operations
Net investment loss[2]	(0.01)	(0.13)	(0.12)	(0.14)	(0.27)	(0.16)
Net realized and unrealized gain (loss)	(6.38)	7.87	7.69	(1.26)	4.37	2.27
Net increase (decrease) from investment operations	(6.39)	7.74	7.57	(1.40)	4.10	2.11
Less distributions to shareholders:
Distributions from net investment income	(0.01)	0.00	0.00	0.00	0.00	0
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [3]
Total distributions to shareholders	(5.44)	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [3]
Redemption fees	0.00 [3]	0.00	0.01	0.01	0.01	0.00
Net asset value, end of period	$ 32.83	$ 44.66	$ 39.86	$ 32.48	$ 37.61	$ 37.78
Total return	(13.98)% [4]	20.06%	23.41%	(3.04)%	11.56%	5.92% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.03)% [5]	(0.31)%	(0.34)%	(0.43)%	(0.73)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	0.88% [5]	0.95%	0.94%	0.97%	1.16%	1.30% [5]
Before fees waived and excluding recoupment of past waived fees	0.88% [5]	0.95%	0.94%	0.97%	1.16%	1.30% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.88% [5]	0.95%	0.94%	0.97%	1.16%	1.30% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 226,884	$103,643	$ 89,177	$ 31,714	$ 42,062	$ 18,749
Portfolio Turnover Rate	14% [4]	47%	34%	67%	46%	96% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2018 (Unaudited)	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value - beginning of period	$ 45.23	$ 39.79	$ 32.42	$ 40.44	$ 45.52	$ 37.20
Income (loss) from investment operations
Net investment income (loss)[1]	0.11	0.46	(0.02)	(0.05)	(0.00) [2]	0.01
Net realized and unrealized gain (loss)	(6.55)	9.39	7.58	(2.60)	2.66	8.63
Net increase (decrease) from investment operations	(6.44)	9.85	7.56	(2.65)	2.66	8.64
Less distributions to shareholders:
Distributions from net investment income	(0.49)	0.00	(0.01)	(0.02)	(0.09)	(0.18)
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)	(0.14)
Total distributions to shareholders	(7.89)	(4.41)	(0.19)	(5.37)	(7.74)	(0.32)
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 30.90	$ 45.23	$ 39.79	$ 32.42	$ 40.44	$ 45.52
Total return	(13.99)% [3]	25.73%	23.36%	(6.33)%	6.84%	23.31% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.47% [4]	1.07%	(0.05)%	(0.14)%	(0.01)%	0.01%
Ratio of expenses to average net assets:	1.12% [4]	1.12%	1.13%	1.13%	1.11%	1.13%

Supplemental Data
Net Assets, End of Period (000's)	$ 538,849	$672,035	$588,906	$536,799	$677,138	$764,882
Portfolio Turnover Rate	26% [3]	49%	54%	73%	76%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018 (Unaudited)	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 44.26	$ 39.19	$ 32.08	$ 40.22	$ 45.41	$ 42.64
Income (loss) from investment operations
Net investment income (loss)[3]	0.03	0.04	(0.19)	(0.21)	(0.22)	(0.08)
Net realized and unrealized gain (loss)	(6.39)	9.44	7.48	(2.58)	2.68	3.02
Net increase (decrease) from investment operations	(6.36)	9.48	7.29	(2.79)	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	(0.37)	0.00	0.00	0.00	0.00	(0.17)
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(7.77)	(4.41)	(0.18)	(5.35)	(7.65)	(0.17)
Redemption fees	0.00 [4]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 30.13	$ 44.26	$ 39.19	$ 32.08	$ 40.22	$ 45.41
Total return	(14.13)% [5]	25.17%	22.76%	(6.75)%	6.38%	6.91% [5]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.12% [6]	0.09%	(0.53)%	(0.60)%	(0.52)%	(0.30)% [6]
Ratio of expenses to average net assets:
Total expense	1.44% [6]	1.60%	1.60%	1.60%	3.46%	7.46% [6]
Before fees waived and excluding recoupment of past waived fees	1.44% [6]	1.41%	1.42%	1.46%	3.46%	7.46% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.44% [6]	1.41%	1.42%	1.46%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 3,972	$ 7,097	$ 583	$ 431	$ 622	$ 462
Portfolio Turnover Rate	26% [5]	49%	54%	73%	76%	67% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018 (Unaudited)	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 43.77	$ 39.00	$ 32.09	$ 40.54
Income (loss) from investment operations
Net investment loss[2]	(0.11)	(0.05)	(0.39)	(0.36)
Net realized and unrealized gain (loss)	(6.31)	9.23	7.48	(2.74)
Net increase (decrease) from investment operations	(6.42)	9.18	7.09	(3.10)
Less distributions to shareholders:
Distributions from net investment income	(0.22)	0.00	0.00	0.00
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(7.62)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 29.73	$ 43.77	$ 39.00	$ 32.09
Total return	(14.42)% [3]	24.46%	22.12%	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.54)% [4]	(0.13)%	(1.05)%	(1.11)% [4]
Ratio of expenses to average net assets:	2.14% [4]	2.14%	2.13%	2.19% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 42	$ 25	$ 43	$ 14
Portfolio Turnover Rate	26% [3]	49%	54%	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018 (Unaudited)	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 44.90	$ 39.61	$ 32.34	$ 40.40	$ 45.47	$ 42.64
Income (loss) from investment operations
Net investment income (loss)[2]	0.09	0.35	(0.10)	(0.13)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(6.50)	9.35	7.55	(2.59)	2.66	3.03
Net increase (decrease) from investment operations	(6.41)	9.70	7.45	(2.72)	2.57	3.01
Less distributions to shareholders:
Distributions from net investment income	(0.42)	0.00	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(7.82)	(4.41)	(0.18)	(5.35)	(7.65)	(0.18)
Redemption fees	0.00	0.00	0.00	0.01	0.01	0.00
Net asset value, end of period	$ 30.67	$ 44.90	$ 39.61	$ 32.34	$ 40.40	$ 45.47
Total return	(14.02)% [3]	25.44%	23.07%	(6.50)%	6.67%	7.08% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.40% [4]	0.81%	(0.27)%	(0.40)%	(0.21)%	(0.09)% [4]
Ratio of expenses to average net assets:
Total expense	1.19% [4]	1.35%	1.35%	1.35%	2.34%	3.51% [4]
Before fees waived and excluding recoupment of past waived fees	1.19% [4]	1.18%	1.23%	1.24%	2.34%	3.51% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.19% [4]	1.18%	1.23%	1.24%	1.35%	1.35% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,899	$ 3,916	$ 2,743	$ 1,471	$ 1,008	$ 1,564
Portfolio Turnover Rate	26% [3]	49%	54%	73%	76%	67% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2018 (Unaudited)	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value - beginning of period	$ 18.64	$ 13.59	$ 11.60	$ 12.51	$ 14.59	$ 12.35
Income (loss) from investment operations
Net investment income (loss)[1]	(0.12)	0.06	0.17	0.09	0.12	0.24
Net realized and unrealized gain (loss)	(2.78)	5.18	1.92	(0.51)	0.47	2.22
Net increase (decrease) from investment operations	(2.90)	5.24	2.09	(0.42)	0.59	2.46
Less distributions to shareholders:
Distributions from net investment income	(0.09)	(0.19)	(0.10)	0.00	(0.25)	(0.22)
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(1.64)	(0.19)	(0.10)	(0.49)	(2.67)	(0.22)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 14.10	$ 18.64	$ 13.59	$ 11.60	$ 12.51	$ 14.59
Total return	(14.88)% [3]	38.78%	18.06%	(3.35)%	4.46%	20.04% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.33)% [4]	0.36%	1.35%	0.82%	0.88%	1.75%
Ratio of expenses to average net assets:
Total expense	1.44% [4]	1.44%	1.38%	1.29%	1.33%	1.37%
Before fees waived and excluding recoupment of past waived fees	1.44% [4]	1.40%	1.33%	1.27%	1.33%	1.37%
After fees waived and excluding recoupment of past waived fees[5]	1.44% [4]	1.40%	1.33%	1.27%	1.25%	1.25%
After fees waived and excluding recoupment of past waived fees and dividend expenses	1.15% [4]	1.17%	1.20%	1.23%	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$ 45,596	$ 56,631	$ 46,120	$ 45,251	$53,125	$ 33,649
Portfolio Turnover Rate	21% [3]	49%	44%	57%	266%	35%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018 (Unaudited)	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.48	$ 13.52	$ 11.54	$ 12.50	$ 14.58	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[3]	(0.15)	(0.02)	0.16	0.06	(0.02)	0.13
Net realized and unrealized gain (loss)	(2.75)	5.16	1.88	(0.53)	0.58	0.78
Net increase (decrease) from investment operations	(2.90)	5.14	2.04	(0.47)	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.18)	(0.06)	0.00	(0.22)	(0.20)
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(1.55)	(0.18)	(0.06)	(0.49)	(2.64)	(0.20)
Redemption fees	0.00 [4]	0.00 [4]	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 14.03	$ 18.48	$ 13.52	$ 11.54	$ 12.50	$ 14.58
Total return	(15.05)% [5]	38.24%	17.69%	(3.76)%	4.24%	6.69% [5]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.69)% [6]	(0.11)%	1.25%	0.50%	(0.11)%	1.55% [6]
Ratio of expenses to average net assets:
Total expense	1.82% [6]	1.84%	1.73%	1.69%	7.46%	132.38% [6]
Before fees waived and excluding recoupment of past waived fees	1.82% [6]	1.78%	1.69%	1.69%	7.46%	132.38% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.82% [6]	1.78%	1.69%	1.64%	1.60%	1.60% [6]
After fees waived and excluding recoupment of past waived fees and dividend expenses	1.52% [6]	1.55%	1.56%	1.60%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,854	$ 5,730	$ 3,321	$ 502	$ 501	$ 13
Portfolio Turnover Rate	21% [5]	49%	44%	57%	266%	35% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018 (Unaudited)	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.44	$ 13.47	$ 11.50	$ 12.56
Income (loss) from investment operations
Net investment income (loss)[2]	(0.19)	(0.09)	0.07	0.00
Net realized and unrealized gain (loss)	(2.74)	5.14	1.91	(0.57)
Net increase (decrease) from investment operations	(2.93)	5.05	2.00	(0.57)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(1.55)	(0.08)	(0.01)	(0.49)
Redemption fees	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 13.96	$ 18.44	$ 13.47	$ 11.50
Total return	(15.25)% [4]	37.61%	17.26%	(4.55)% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(2.18)% [5]	(0.55)%	0.59%	0.04% [5]
Ratio of expenses to average net assets:
Total expense	2.30% [5]	2.24%	2.33%	2.33% [5]
Before fees waived and excluding recoupment of past waived fees	2.22% [5]	2.25%	2.33%	2.33% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.22% [5]	2.24%	2.13%	2.04% [5]
After fees waived and excluding recoupment of past waived fees and dividend expenses	1.93% [5]	2.00%	2.00%	2.00% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 1	$ 2	$ 1	$ 1
Portfolio Turnover Rate	21% [4]	49%	44%	57% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018 (Unaudited)	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.61	$ 13.60	$ 11.60	$ 12.53	$ 14.60	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[2]	(0.13)	0.09	0.16	0.08	(0.02)	0.15
Net realized and unrealized gain (loss)	(2.78)	5.10	1.92	(0.52)	0.61	0.79
Net increase (decrease) from investment operations	(2.91)	5.19	2.08	(0.44)	0.59	0.94
Less distributions to shareholders:
Distributions from net investment income	(0.08)	(0.18)	(0.08)	0.00	(0.24)	(0.21)
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(1.63)	(0.18)	(0.08)	(0.49)	(2.66)	(0.21)
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 14.07	$ 18.61	$ 13.60	$ 11.60	$ 12.53	$ 14.60
Total return	(14.91)% [4]	38.34%	17.98%	(3.51)%	4.44%	6.87% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.46)% [5]	0.58%	1.24%	0.68%	(0.13)%	1.72% [5]
Ratio of expenses to average net assets:
Total expense	1.48% [5]	1.59%	1.48%	1.39%	16.83%	39.23% [5]
Before fees waived and excluding recoupment of past waived fees	1.48% [5]	1.47%	1.39%	1.37%	16.83%	39.23% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.48% [5]	1.47%	1.39%	1.37%	1.35%	1.35% [5]
After fees waived and excluding recoupment of past waived fees and dividend expenses	1.18% [5]	1.24%	1.26%	1.32%	1.35%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 741	$ 1,060	$ 246	$ 252	$ 335	$ 45
Portfolio Turnover Rate	21% [4]	49%	44%	57%	266%	35% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Legacy Class	2018 (Unaudited)	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.03	$ 15.07	$ 11.87	$ 12.98	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.09)	(0.09)	(0.06)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	(1.95)	3.72	3.29	(0.87)	1.72	1.69
Net increase (decrease) from investment operations	(1.98)	3.63	3.20	(0.93)	1.63	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 14.27	$ 18.03	$ 15.07	$ 11.87	$ 12.98	$ 11.65
Total return	(10.69)% [4]	24.66%	26.96%	(7.06)%	14.23%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.30)% [5]	(0.55)%	(0.63)%	(0.52)%	(0.69)%	(0.61)% [5]
Ratio of expenses to average net assets:
Total expense	1.13% [5]	1.15%	1.20%	1.20%	1.24%	2.35% [5]
Before fees waived and excluding recoupment of past waived fees	1.13% [5]	1.13%	1.14%	1.20%	1.24%	2.35% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.13% [5]	1.13%	1.14%	1.20%	1.20%	1.20% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 37,273	$ 54,856	$ 66,777	$ 44,001	$ 59,459	$ 9,839
Portfolio Turnover Rate	23% [4]	44%	39%	62%	45%	78% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Institutional Class	2018 (Unaudited)	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.09	$ 15.11	$ 11.88	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(1.96)	3.73	3.30	(0.87)	0.77
Net increase (decrease) from investment operations	(1.99)	3.65	3.23	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	0.00
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 14.32	$ 18.09	$ 15.11	$ 11.88	$ 12.98
Total return	(10.66)% [4]	24.73%	27.19%	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.30)% [5]	(0.50)%	(0.52)%	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.10% [5]	1.10%	1.14%	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.08% [5]	1.11%	1.14%	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.08% [5]	1.10%	1.10%	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 675,190	$728,538	$253,447	$ 52,784	$ 13,035
Portfolio Turnover Rate	23% [4]	44%	39%	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018 (Unaudited)	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 17.76	$ 14.89	$ 11.76	$ 12.91	$ 11.63	$ 10.00
Income (loss) from investment operations
Net investment loss[3]	(0.06)	(0.13)	(0.12)	(0.10)	(0.13)	(0.06)
Net realized and unrealized gain (loss)	(1.92)	3.67	3.25	(0.87)	1.71	1.69
Net increase (decrease) from investment operations	(1.98)	3.54	3.13	(0.97)	1.58	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00
Net asset value, end of period	$ 14.00	$ 17.76	$ 14.89	$ 11.76	$ 12.91	$ 11.63
Total return	(10.80)% [5]	24.34%	26.62%	(7.41)%	13.82%	16.30% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.62)% [6]	(0.82)%	(0.92)%	(0.89)%	(1.09)%	(1.01)% [6]
Ratio of expenses to average net assets:
Total expense	1.43% [6]	1.41%	1.49%	1.60%	1.69%	2.99% [6]
Before fees waived and excluding recoupment of past waived fees	1.43% [6]	1.41%	1.45%	1.56%	1.69%	2.99% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.43% [6]	1.41%	1.45%	1.56%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 52,951	$ 89,306	$ 82,031	$ 52,173	$ 45,186	$ 6,524
Portfolio Turnover Rate	23% [5]	44%	39%	62%	44%	78% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018 (Unaudited)	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 17.46	$ 14.76	$ 11.74	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.12)	(0.25)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	(1.88)	3.62	3.24	(0.88)
Net increase (decrease) from investment operations	(2.00)	3.37	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [3]	0.00	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 13.68	$ 17.46	$ 14.76	$ 11.74
Total return	(11.16)% [4]	23.39%	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.39)% [5]	(1.56)%	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.18% [5]	2.15%	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.18% [5]	2.15%	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.18% [5]	2.15%	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 17,490	$ 31,174	$ 44,593	$ 23,689
Portfolio Turnover Rate	23% [4]	44%	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018 (Unaudited)	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 17.99	$ 15.05	$ 11.85	$ 12.97	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.09)	(0.09)	(0.07)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	(1.94)	3.70	3.29	(0.87)	1.73	1.69
Net increase (decrease) from investment operations	(1.97)	3.61	3.20	(0.94)	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	(0.31)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 14.24	$ 17.99	$ 15.05	$ 11.85	$ 12.97	$ 11.65
Total return	(10.66)% [4]	24.56%	27.00%	(7.15)%	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.35)% [5]	(0.57)%	(0.69)%	(0.61)%	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	1.14% [5]	1.16%	1.26%	1.32%	1.33%	3.63% [5]
Before fees waived and excluding recoupment of past waived fees	1.14% [5]	1.16%	1.26%	1.32%	1.33%	3.63% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.14% [5]	1.16%	1.26%	1.32%	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 760,786	$853,794	$450,402	$162,096	$131,211	$ 2,135
Portfolio Turnover Rate	23% [4]	44%	39%	62%	44%	78% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2018

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”) (formerly Meridian Equity Income Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2018, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Meridian Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to frond-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to shareholder servicing and sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital. Prior to November 1, 2018, the primary objective of the Enhanced Equity Fund was to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2018 is as follows:
	Level 1	Level 2	Level 3	Total

Growth Fund
Common Stocks[1]	$ 1,605,146,357	$ —	$ 30,152,836	$ 1,635,299,193
Short-Term Investments	—	21,120,225	—	21,120,225
Total Investments	$ 1,605,146,357	$ 21,120,225	$ 30,152,836	$ 1,656,419,418
Contrarian Fund

Common Stocks[1]	$ 504,834,326	$ —	$ —	$ 504,834,326
Short-Term Investments	—	36,401,161	—	36,401,161
Total Investments	$ 504,834,326	$ 36,401,161	$ —	$ 541,235,487
Enhanced Equity Fund
Assets:
Common Stocks[1]	$ 34,274,608	$ —	$ —	$ 34,274,608
Call Options Purchased	1,880,261	—	—	1,880,261
Put Options Purchased	70,800	—	—	70,800
Short-Term Investments	—	1,013,272	—	1,013,272
Total Investments - Assets	$ 36,225,669	$ 1,013,272	$ —	$ 37,238,941
Liabilities:
Call Options Written	(4,000)	—	—	(4,000)
Total Investments - Liabilities	$ (4,000)	$ —	$ —	$ (4,000)
Small Cap Growth Fund

Common Stocks[1]	$ 1,365,176,163	$ 469,472	$ 56,012,429	$ 1,421,658,064
Warrants	1,216,414	—	—	1,216,414
Preferred Stocks	—	—	4,000,000	4,000,000
Short-Term Investments	—	29,005,128	—	29,005,128
Total Investments	$ 1,366,392,577	$ 29,474,600	$ 60,012,429	$ 1,455,879,606
1 See Schedules of Investments for values in each industry.

Meridian Funds	67	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund
	Beginning Balance 07/01/18	Total Purchases	Total Sales	Unrealized Gain (Loss)	Ending Balance 12/31/18
Investments in Securities
Common Stocks	$ 10,664,198	$ 19,160,247	$ —	$ 328,391	$ 30,152,836
Preferred Stocks	8,600,696	—	$ (7,760,248)	$ (840,448)	—
Total Level 3	$ 19,264,894	$ 19,160,247	$ (7,760,248)	$ (512,057)	$ 30,152,836

Small Cap Growth Fund
	Beginning Balance 07/01/18	Total Purchases	Total Sales	Unrealized Gain (Loss)	Ending Balance 12/31/18
Investments in Securities
Common Stocks	$ 51,342,935	$ 32,864,299	$ (23,008,731)	$ (5,186,074)	$ 56,012,429
Convertible Corporate Bonds	4,000,000	—	(4,000,000)	—	—
Preferred Stocks	4,000,000	—	—	—	4,000,000
Total Level 3	$ 59,342,935	$ 32,864,299	$ (27,008,731)	$ (5,186,074)	$ 60,012,429

Information about Level 3 measurements as of December 31, 2018:
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Common Stock	$5,090,226	Market comparable	Illiquidity adjustment (%)	(15)%
Common Stock	18,750,042	Cost	N/A	N/A
Common Stock	6,312,568	Market comparable	Broker quote	N/A
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Common Stock	$5,747,778	Market comparable	Illiquidity adjustment (%)	(15)%
Common Stock	$50,264,651	Cost	N/A	N/A
Preferred Stocks	$4,000,000	Cost	N/A	N/A
e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statements of Operations.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Meridian Funds	69	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Six Months Ended December 31, 2018		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	317,978	$ 13,936,483	746,846	$ 31,643,957
Shares issued from reinvestment of distributions	4,934,235	159,474,931	2,111,870	87,558,159
Redemption fees	—	2,927	—	8,358
Shares redeemed	(2,035,383)	(80,903,795)	(3,423,076)	(145,053,689)
Net increase/(decrease)	3,216,830	$ 92,510,546	(564,360)	$ (25,843,215)
Institutional Class
Shares sold	1,385,590	$ 59,848,644	5,113,914	$ 220,007,162
Shares issued from reinvestment of distributions	1,246,850	40,245,595	351,639	14,571,915
Redemption fees	—	1,487	—	1,577
Shares redeemed	(891,290)	(37,483,480)	(856,334)	(36,507,199)
Net increase	1,741,150	$ 62,612,246	4,609,219	$ 198,073,455
Class A
Shares sold	12,071	$ 533,287	30,480	$ 1,262,774
Shares issued from reinvestment of distributions	26,606	832,766	25,410	1,027,827
Redemption fees	—	—	—	42
Shares redeemed	(203,632)	(9,066,563)	(138,078)	(5,707,970)
Net decrease	(164,955)	$ (7,700,510)	(82,188)	$ (3,417,327)
Class C
Shares sold	1,277	$ 55,021	1,681	$ 69,103
Shares issued from reinvestment of distributions	13,312	411,474	5,517	222,398
Redemption fees	—	—	—	11
Shares redeemed	(5,808)	(212,359)	(8,266)	(348,488)
Net increase/(decrease)	8,781	$ 254,136	(1,068)	$ (56,976)
Investor Class
Shares sold	4,259,956	$197,615,756	415,842	$ 17,508,521
Shares issued from reinvestment of distributions	986,674	31,559,060	147,893	6,082,835
Redemption fees	—	1,105	—	—
Shares redeemed	(656,467)	(27,608,748)	(480,415)	(20,339,808)
Net increase	4,590,163	$201,567,173	83,320	$ 3,251,548

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

	Six Months Ended December 31, 2018		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	62,877	$ 2,662,654	92,762	$ 4,023,673
Shares issued from reinvestment of distributions	3,607,264	109,952,807	1,478,283	61,422,664
Redemption fees	—	3,975	—	2,300
Shares redeemed	(1,091,545)	(41,771,163)	(1,513,056)	(65,157,316)
Net increase	2,578,596	$ 70,848,273	57,989	$ 291,321
Class A
Shares sold	31,964	$ 1,355,004	149,116	$ 6,682,005
Shares issued from reinvestment of distributions	24,866	739,024	753	30,696
Redemption fees	—	316	—	87
Shares redeemed	(85,335)	(3,448,252)	(4,404)	(180,593)
Net increase/(decrease)	(28,505)	$ (1,353,908)	145,465	$ 6,532,195
Class C
Shares sold	557	$ 25,001	—	$ —
Shares issued from reinvestment of distributions	294	8,621	60	2,415
Redemption fees	—	—	—	—
Shares redeemed	—	—	(589)	(23,678)
Net increase/(decrease)	851	$ 33,622	(529)	$ (21,263)
Investor Class
Shares sold	10,877	$ 489,750	25,012	$ 1,109,123
Shares issued from reinvestment of distributions	19,165	579,747	6,696	276,556
Redemption fees	—	—	—	—
Shares redeemed	(22,737)	(1,050,786)	(13,730)	(583,559)
Net increase	7,305	$ 18,711	17,978	$ 802,120

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

	Six Months Ended December 31, 2018		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	27,894	$ 445,974	25,202	$ 412,949
Shares issued from reinvestment of distributions	326,231	4,283,419	33,878	539,682
Redemption fees	—	—	—	—
Shares redeemed	(158,394)	(2,614,653)	(414,577)	(6,370,022)
Net increase/(decrease)	195,731	$ 2,114,740	(355,497)	$(5,417,391)
Class A
Shares sold	44,431	$ 832,758	65,214	$ 1,007,574
Shares issued from reinvestment of distributions	21,580	282,055	3,351	53,040
Redemption fees	—	134	—	—
Shares redeemed	(172,676)	(2,469,340)	(4,124)	(66,650)
Net increase/(decrease)	(106,665)	$(1,354,393)	64,441	$ 993,964
Class C
Shares sold	—	$ —	—	$ —
Shares issued from reinvestment of distributions	10	130	— [1]	7
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	10	$ 130	—	$ 7
Investor Class
Shares sold	121,511	$ 2,322,145	54,380	$ 987,000
Shares issued from reinvestment of distributions	5,545	72,698	191	3,042
Redemption fees	—	176	—	—
Shares redeemed	(131,386)	(2,053,622)	(15,703)	(255,671)
Net increase/(decrease)	(4,330)	$ 341,397	38,868	$ 734,371

[1]	Less than one share.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

	Six Months Ended December 31, 2018		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	831,626	$ 14,173,225	798,357	$ 12,937,312
Shares issued from reinvestment of distributions	249,305	3,455,366	157,763	2,513,161
Redemption fees	—	407	—	224
Shares redeemed	(1,510,834)	(27,942,693)	(2,343,784)	(38,873,193)
Net decrease	(429,903)	$ (10,313,695)	(1,387,664)	$ (23,422,496)
Institutional Class
Shares sold	10,629,353	$ 191,661,027	28,001,860	$ 464,545,976
Shares issued from reinvestment of distributions	4,970,014	69,132,900	1,021,360	16,311,116
Redemption fees	—	14,032	—	22,819
Shares redeemed	(8,735,905)	(156,469,624)	(5,514,217)	(91,208,599)
Net increase	6,863,462	$ 104,338,335	23,509,003	$ 389,671,312
Class A
Shares sold	465,381	$ 7,453,469	2,079,247	$ 33,150,819
Shares issued from reinvestment of distributions	396,619	5,394,014	222,019	3,488,257
Redemption fees	—	2,142	—	9,460
Shares redeemed	(2,108,713)	(38,306,958)	(2,780,531)	(45,116,576)
Net decrease	(1,246,713)	$ (25,457,333)	(479,265)	$ (8,468,040)
Class C
Shares sold	18,924	$ 327,730	305,564	$ 4,901,526
Shares issued from reinvestment of distributions	149,666	1,989,059	110,815	1,718,744
Redemption fees	—	222	—	—
Shares redeemed	(675,163)	(11,954,191)	(1,651,535)	(26,361,279)
Net decrease	(506,573)	$ (9,637,180)	(1,235,156)	$ (19,741,009)
Investor Class
Shares sold	8,165,127	$ 146,942,716	25,519,864	$ 404,556,023
Shares issued from reinvestment of distributions	5,603,699	77,479,831	1,592,623	25,306,772
Redemption fees	—	3,381	—	67,756
Shares redeemed	(7,774,555)	(139,536,247)	(9,597,423)	(156,906,585)
Net increase	5,994,271	$ 84,889,681	17,515,064	$ 273,023,966

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2018, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$486,088,013	$237,733,331
Contrarian Fund	$156,433,905	$193,135,940
Enhanced Equity Fund	$ 10,384,326	$ 16,481,922
Small Cap Growth Fund	$424,794,176	$359,549,751

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. As of December 31, 2018, Contrarian and Enhanced Equity Funds don’t hold any restricted securities.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 8.75%	1/10/19 - 8/15/47	$ 337,989,389
Contrarian Fund	U.S. Government Obligations	0.00% - 8.75%	1/10/19 - 2/15/48	98,528,369
Enhanced Equity Fund	U.S. Government Obligations	0.00% - 8.75%	1/10/19 - 8/15/47	152,346
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 8.75%	1/10/19 - 8/15/47	197,442,850
Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2018, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $357,069,072, $131,979,417, $1,094,921, and $225,822,967, respectively. Securities on loan

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

are footnoted in the Schedules of Investments. As of December 31, 2018, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $359,109,614, $134,929,530, $1,165,618 and $226,447,978, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2018, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $21,120,225, $36,401,161, $1,013,272 and $29,005,128, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities. For securities lending transactions see Note 4.c.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2018:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 21,120,225	$ (21,120,225)[1]	$ —
Contrarian Fund
Repurchase agreement	36,401,161	(36,401,161) [1]	—
Enhanced Equity Fund
Repurchase agreement	1,013,272	(1,013,272) [1]	—
Small Cap Growth Fund
Repurchase agreement	29,005,128	(29,005,128 [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of securities on loan is not presented in this table.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Enhanced Equity Fund
Options:
Average value of option contracts purchased	$3,450,686
Average value of option contracts written	$1,601,325
For the six months ended December 31, 2018, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized appreciation (depreciation) on written options, and are included in Options written at value on the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value on the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain on investments and foreign currency transactions and Net change in unrealized appreciation on investments and foreign currency translations on the Statements of Operations.
g.	Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Enhanced Equity Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the six months ended December 31, 2018, the distributor received commissions in the amounts of $211, $2,067, $338 and $1,719 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Growth Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $9 and $979 to distributors for Class C.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2018.
	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2018
Growth Fund
Institutional Class	0.90%	$—
Class A	1.55%	$—
Class C	2.25%	$—
Investor Class	1.30%	$—
Contrarian Fund
Class A	1.60%	$—
Class C	2.20%	$—
Investor Class	1.35%	$—
Enhanced Equity Fund
Legacy Class	1.25%	$—
Class A	1.60%	$—
Class C	2.00%	$—
Investor Class	1.35%	$—
Small Cap Growth Fund
Legacy Class	1.20%	$—
Institutional Class	1.10%	$—
Class A	1.60%	$—
Class C	2.25%	$—
Investor Class	1.35%	$—

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2018, and may be renewed or modified with approval of the Funds' Board. For the six months ended December 31, 2018, the Adviser recouped $214, and $57,670 from the Enhanced Equity Fund and Small Cap Growth Fund, respectively.
At December 31, 2018, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2019	2020	2021
Growth Fund	—	—	—
Contrarian Fund	—	—	—
Enhanced Equity Fund	$ 3	$ 2	—
Small Cap Growth Fund	—	28,508	$42,960

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2018

7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2018, is as follows:
	2018 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	31,839,842	80,465,714	112,305,556
Contrarian Fund	187,947	63,078,540	63,266,487
Enhanced Equity Fund	655,926	—	655,926
Small Cap Growth Fund	32,280,436	20,870,897	53,151,333
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2018, the Funds did not incur any interest or penalties.
The aggregate cost of investments, securities sold short, and options, unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2018 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation /(Depreciation)
Growth Fund	$ 1,689,171,084	$ 236,214,141	$ (268,965,807)	$ (32,751,666)
Contrarian Fund	501,526,192	81,466,649	(41,757,354)	39,709,295
Enhanced Equity Fund	33,745,781	11,351,570	(7,862,410)	3,489,160
Small Cap Growth Fund	1,457,580,997	195,757,591	(197,458,982)	(1,701,391)
10. Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Board Consideration of Management Agreement with Arrowpoint Asset Management, LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between ArrowMark Colorado Holdings, LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 14, 2018. As detailed below, at the meeting held on August 14, 2018 and at meetings leading up to this meeting, the Board reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Board requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Board reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Board also consulted with Independent Counsel, with whom the Board met separately. Independent Counsel advised the Board on the legal standards for consideration of the Management Agreement and otherwise assisted the Board in its deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all information presented and reviewed by the Board. In its deliberations, the Board did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Board considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel. The Board considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Board also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Board considered the fact that the Adviser’s financial and other resources are expanding and that the Funds and their shareholders have the potential to benefit from those additional resources.
The Board also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser, including its financial capacity to perform the services required under the Investment Management Agreement. The Board reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. In addition, the Board considered matters related to the Adviser’s compliance programs, its compliance history, its dealings with regulators, and its representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Board concluded that the Adviser performs an appropriate range of high quality services for the Funds, that the Adviser has the financial capability and resources to continue to perform those services for the Funds and that the Adviser effectively manages and oversees services that are performed by outside service providers.
Investment Advisory Fee Rate and Other Expenses
The Board reviewed and considered the contractual investment advisory fee rate to be paid by the Funds to the Adviser for investment management services under the Management Agreement. The Board also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund over specified time periods. The peer group for each Fund was defined by an independent third-party provider of market data. The Board reviewed and considered how the expense ratio and expense components of each Fund compared to those of its respective peer group. The Board also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain expenses.
With respect to other accounts managed by the Adviser, the Board noted that the Adviser provides sub-advisory services for other fund complexes for a management fee that is less than the fee paid by the respective Fund with a comparable

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investment strategy. The Board noted that the services provided by the Adviser for the Funds are much more extensive with respect to compliance, operational, shareholder servicing and proxy voting activities than are provided under the sub-advisory arrangements. The Board also noted that the Adviser provides investment management services to certain foundations, pensions, employee retirement plans and UCITs. The Board considered how the scope of services and investment management fees related to these accounts compares to the scope of services and fees related to the Funds.
The Board concluded that the investment advisory fee rates to be paid by the Funds are fair and reasonable in light of the services covered by the Management Agreement and that the expense structure of the Funds supported the approval of the Management Agreement.
Fund Performance
The Board evaluated the performance of each Fund during certain time periods against each Fund’s peer group and certain benchmarks. The Board discussed with the Adviser factors and conditions that contributed to each Fund’s performance.
The Board noted that (i) except for the Growth Fund, each Fund outperformed its respective peer group average during the year ended May 31, 2018; (ii) each Fund outperformed its respective peer group average during the three years ended May 31, 2018; and (iii) each Fund that was in existence during the five-year and 10-year periods ended May 31, 2018 (all but the Small Cap Growth Fund) outperformed its respective peer group average during those periods.
Based on its review, the Board concluded that Fund performance was satisfactory and that it supported the approval of the Management Agreement.
Cost of Services to be Provided and Profitability
The Board evaluated an expense and profitability analysis provided by the Adviser with respect to its management of each Fund. The analysis contained estimated expense and profitability information for each Fund for the years ending December 31, 2018, 2019 and 2020. For each Fund and for each time period presented, the Board evaluated the Adviser’s estimated profitability. Among other things, the Board considered the estimated pre-tax profit margin for each Fund during each of the time periods presented; the impact that distribution expenses are expected to have on profitability, particularly for the Enhanced Equity Fund given its relatively small assets under management; and assumptions regarding changes in assets under management for each Fund and the impact that those changes are expected to have on profitability.
The Board evaluated the Adviser’s estimated profitability for each Fund during each of the periods presented against profit margins that have been found by courts to be reasonable. Based on its evaluation, the Board concluded that the Adviser’s estimated profitability in managing each Fund is reasonable and not excessive.
Economies of Scale
The Board received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds and whether the Funds would appropriately benefit from any economies of scale. The Board noted that the Adviser reported that it has invested and continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders, and that those investments have the potential to produce economies of scale for the Adviser over time. The Board noted, however, that the Adviser’s growth in assets under management has generally been achieved outside of the Funds; that the Adviser has recently been operating in an environment of declining Fund assets; and that estimated growth in Fund assets through 2020 is expected to be modest. As a result, the Adviser does not expect to achieve economies of scale in the near term.
Based on its evaluation, the Board concluded that the Adviser has not yet realized economies of scale that could be shared with the Funds or their shareholders. The Board also concluded that such economies of scale are not likely to be realized in the foreseeable future.

Meridian Funds	82	www.meridianfund.com

Other Benefits to the Adviser
The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Board noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Board also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by the Adviser and its affiliates are reasonable.
Summary
In considering the Management Agreement, the Board evaluated the factors and information described above, as well as information concerning the Adviser and the Funds that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.
Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Directors, concluded that the Management Agreement is in the best interests of each Fund and its shareholders and that the compensation payable by the Funds is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Directors, approved the Management Agreement.

Meridian Funds	83	www.meridianfund.com

Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	84	www.meridianfund.com

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

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Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2018
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
*Interested Director

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 3/1/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 3/1/2019
By (Signature and Title)*	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date 3/1/2019

*	Print the name and title of each signing officer under his or her signature.